FormulaFolios Hedged Growth ETF

FFHG

FormulaFolios Smart Growth ETF

FFSG

FormulaFolios Tactical Growth ETF

FFTG

FormulaFolios Tactical Income ETF

FFTI

each a series of Northern Lights Fund Trust IV

PROSPECTUS

September 30, 2019

Advised by:

FormulaFolio Investments, LLC

89 Ionia Avenue NW, Suite 600

Grand Rapids, MI 49503

formulafoliosfunds.com	888-562-8880

This Prospectus provides important information about the Funds that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares of the Funds are listed and traded on Cboe BZX Exchange, Inc. (“Exchange”)

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website formulafoliosfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary
(such as a broker-dealer or bank).

FormulaFolios ETFs

Each a series of the Northern Lights Fund Trust IV (the “Trust”)

TABLE OF CONTENTS

Fund Summary - FormulaFolios Hedged Growth ETF	1
Fund Summary - FormulaFolios Smart Growth ETF	6
Fund Summary - FormulaFolios Tactical Growth ETF	11
Fund Summary - FormulaFolios Tactical Income ETF	16
Additional Information about Principal Investment Strategies and Related Risks	20
Investment Objective	20
Principal Investment Strategies	20
Principal Investment Risk	22
Temporary Investments	26
Portfolio Holdings Disclosure	26
Cybersecurity	27
Securities Lending	27
Management	28
Investment Adviser	28
Portfolio Managers	28
How Shares Are Priced	29
How to Buy and Sell Shares	30
Frequent Purchases and Redemptions of Fund Shares	31
Distribution and Service Plan	31
Dividends, Other Distributions and Taxes	31
Fund Service Providers	33
Other Information	33
Financial Highlights	34
PRIVACY NOTICE	38

Fund Summary - FormulaFolios Hedged Growth ETF

Investment Objective: The Fund seeks to provide capital growth.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing or selling shares of the Fund in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. These costs are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.20%
Interest Expense(1)	0.03%
Acquired Fund Fees and Expenses(2)	0.21%
Total Annual Fund Operating Expenses	1.24%
Fee Waiver and/or Expense Reimbursement(1)	(0.05%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.19%
(1)	The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least September 30, 2020, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation) will not exceed 0.95% of the Fund’s net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years (within the three years from the date the fees have been waived or reimbursed), if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. This agreement may be terminated only by the Trust’s Board of Trustees on 60 days’ written notice to the Fund’s adviser.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$121	$389	$676	$1,496

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended May 31, 2019, the Fund’s portfolio turnover rate was 666% of the average value of its portfolio.

Principal Investment Strategies: The Fund is an actively managed exchange traded fund (“ETF”) that is a fund of funds. As an actively managed fund, the Fund will not seek to replicate the performance of an index. The Fund seeks to achieve its investment objective by investing primarily in domestic equity securities of any market capitalization and US Treasuries through other unaffiliated ETFs (including leveraged ETFs and inverse ETFs). The adviser allocates the Fund’s assets equally between two proprietary investment models.

The adviser’s first investment model identifies trends in the equity markets. If the model indicates that the Fund should be in the market because the market is doing well as measured by a blend of various technical momentum indicators, the model suggests investments in leveraged ETFs. Leveraged ETFs are ETFs that use financial derivatives and debt to amplify the returns of an underlying index. If the model indicates that the Fund should not be in the market because the market is doing poorly as measured by a blend of various technical momentum indicators, the model suggests hedging risk by investing in US Treasuries, US short-term bonds and/or inverse equity index ETFs. Inverse ETFs are ETFs constructed by using various derivatives for the purpose of profiting from a decline in the value of an underlying benchmark such as an equity index. The Fund does not invest more than 15% of its assets in leveraged and inverse ETFs. The technical momentum indicators used to determine if the market is doing well or poorly include moving average crossovers (bearish when the shorter-term averages cross below the longer-term averages), oscillators (bearish when the current prices are closer to more recent low prices rather than more recent high prices), and price acceleration measurements (bearish when trading volume increases as prices are moving down, indicating faster downward price pressure).

1

The adviser’s second investment model uses two sub-strategies. The adviser allocates the Fund’s assets that are allocated to this investment model equally between the two sub-strategies. The first sub-strategy identifies trends in the equity markets and suggests investments in a diversified mix of US equity ETFs if the market is doing well and suggests investments in US Treasury ETFs, to help hedge against market risk if the market is doing poorly. If the model indicates that the Fund should be in the market because the market is doing well, the second sub-strategy analyzes the nine sectors of the S&P 500 to determine the sectors with the greatest momentum and lowest volatility. The Fund then invests in the single sector that the model indicates has the highest risk-adjusted returns (lowest volatility and the greatest momentum). If the model indicates that the Fund should not be in the market because the market is doing poorly, the Fund hedges risk by investing in US Treasuries, short-term US government bonds and inverse equity ETFs.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance.

The following describes the risks the Fund bears directly or indirectly through investments in Underlying Funds and US Treasuries. As with any fund, there is no guarantee that the Fund will achieve its goal.

Risk	Direct Risk of the Fund	Indirect Risk of the Fund
Credit		X
Equity Securities		X
ETF Investments	X
ETF Structure	X	X
Fluctuation of NAV	X	X
Foreign		X
Growth Stock		X
Income		X
Interest Rate	X	X
Inverse ETF	X
Leveraged ETF	X
Management	X	X
Portfolio Turnover	X	X
Sector	X	X
Securities Market	X	X
Small and Medium Capitalization Stock		X
US Treasury Obligations	X	X

Credit Risk. Credit risk is the risk that the issuer of a security and other instrument will not be able to make principal and interest payments when due. Credit risk may be substantial for the Fund.

Equity Securities Risk. Fluctuations in the value of equity securities held by the Fund will cause the net asset value (“NAV”) of the Fund to fluctuate.

•	Common Stock Risk. Common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments. Common stock will be subject to greater dividend risk than preferred stocks or debt instruments of the same issuer. In addition, common stocks have experienced significantly more volatility in returns than other asset classes.
•	Preferred Stock Risk. Generally, preferred stockholders (such as the Fund) have no voting rights with respect to the issuing company unless certain events occur. In addition, preferred stock will be subject to greater credit risk than debt instruments of an issuer, and could be subject to interest rate risk like fixed income securities, as described below. An issuer’s board of directors is generally not under any obligation to pay a dividend (even if dividends have accrued), and may suspend payment of dividends on preferred stock at any time. There is also a risk that the issuer of any of the Fund’s holdings will default and fail to make scheduled dividend payments on the preferred stock held by the Fund.

ETF Investment Risk. Other investment companies, such as ETFs (“Underlying Funds”), in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund.

2

ETF Structure Risk. The Fund and each Underlying Fund is structured as an ETF and as a result is subject to the special risks, including:

•	Not Individually Redeemable. An ETF’s shares (“Shares”) are not individually redeemable to retail investors and may be redeemed by the ETF only to Authorized Participants (“APs”) at NAV in large blocks known as “Creation Units.” An AP may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.
•	Trading Issues. An active trading market for the Shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as APs that can post collateral on an agency basis is limited, which may limit the market for the Shares.
•	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

o   In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Shares and an ETF’s NAV.

o   To the extent APs exit the business or are unable to process creations or redemptions and no other AP can step in to do so, there may be a significantly reduced trading market in the Shares, which can lead to differences between the market value of Shares and an ETF’s NAV.

o   The market price for the Shares may deviate from an ETF’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than an ETF’s NAV, which is reflected in the bid and ask price for Shares or in the closing price.

o	When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Shares is open, there may be changes from the last quote of the closed market and the quote from an ETF’s domestic trading day, which could lead to differences between the market value of the Shares and an ETF’s NAV.

o   In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of an ETF’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the ETF’s NAV.

Fluctuation of Net Asset Value Risk. The NAV of the Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the shares on the Exchange. The adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. In addition, unlike conventional ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index. Index based ETFs have generally traded at prices which closely correspond to NAV per share. Actively managed ETFs have a limited trading history and, therefore, there can be no assurance as to whether and/or the extent to which the Shares will trade at premiums or discounts to NAV.

Foreign Securities Risk. Since the Fund’s investments may include ETFs with foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.

Growth Stock Risk. Growth stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Income Risk. The Fund’s income may decline when yields fall. This decline can occur because the Fund or the Underlying Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Fund’s index are substituted, or the Fund or the Underlying Fund otherwise needs to purchase additional bonds.

3

Interest Rate Risk. An increase in interest rates may cause the value of securities held by the Fund or the Underlying Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments. The historically low interest rate environment, together with recent modest rate increases, heightens the risks associated with rising interest rates. The Fund will take positions in ETFs that invest in US Treasuries and other futures and interest rate swaps. As a result, when interest rates decline, the Fund will underperform funds with long-only investments in the same investment grade bonds as the Fund. There is no guarantee that the Fund or Underlying Fund will have positive performance even in environments of sharply rising interest rates. There is no guarantee that the Fund or Underlying Fund will be able to successfully mitigate interest rate risk.

Inverse ETF Risk. Investments in inverse ETFs will prevent the Fund from participating in market-wide or sector-wide gains and may not prove to be an effective hedge. The use of leverage by the inverse ETFs, such as short selling or the use of options, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses. Many inverse ETFs utilize daily futures contracts to produce their returns, and this frequent trading often increases fund expenses. Investments in inverse ETFs are speculative and are not meant to be long-term investments. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.

Leveraged ETF Risk. Investing in leveraged ETFs will amplify the Fund’s gains and losses. Most leveraged ETFs “reset” daily because leveraged ETF typically use daily futures contracts to magnify the exposure to a particular index. It does not amplify the annual returns of an index; instead, it follows the daily changes. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

Management Risk. The adviser may be incorrect in its assessment of the intrinsic value of the securities the Fund holds which may result in a decline in the value of Shares and failure to achieve its investment objective. The Fund’s portfolio managers use qualitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio managers to implement strategies.

Portfolio Turnover Risk. The Fund often buys and sells investments frequently. Such a strategy often involves higher transaction costs, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

Sector Concentration Risk. The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s NAV to fluctuate more than that of a fund that does not focus in a particular sector.

•	Financial Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

Securities Market Risk. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously.

Small and Medium Capitalization Stock Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

US Treasury Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Changes to the financial condition or credit rating of the U.S. government may cause the value of U.S. Treasury obligations to decline.

4

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s one-year and since inception performance compared with those of a broad measure of market performance. The bar chart shows performance of the Fund’s shares for each calendar year since the Fund’s inception. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.formulafoliosfunds.com/hedged-growth-etf or by calling 888-562-8880.

Performance Bar Chart For Calendar Year Ended December 31

Best Quarter:	3rd Quarter 2018	5.83%
Worst Quarter:	4th Quarter 2018	(10.49%)

The Fund’s year-to-date return as of the most recent fiscal quarter, which ended June 30, 2019 was 3.28%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2018)

	One Year	Since Inception (6/6/17)
Return before taxes	(3.62%)	4.52%
Return after taxes on distributions	(4.30%)	3.96%
Return after taxes on distributions and sale of Fund shares	(1.98%)	3.32%
Index – BarclayHedge Equity Long/Short Index	(3.04%)	1.15%

Investment Adviser: FormulaFolio Investments, LLC (the “Adviser”).

Portfolio Managers: Jason Wenk, Founder, Director of Product Development and Strategy Consultant of the Adviser and Derek Prusa, CFA, CFP, Senior Market Analyst of the Adviser have served as the Fund’s portfolio managers since it commenced operations in 2017.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 50,000 shares (each block of shares is called a “Creation Unit”) to APs who have entered into agreements with the Fund’s distributor. Creation Units are issued and redeemed for cash and/or in-kind for securities. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker dealer. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

Fund Summary - FormulaFolios Smart Growth ETF

Investment Objective: The Fund seeks to provide capital growth.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing or selling shares of the Fund in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. These costs are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.26%
Acquired Fund Fees and Expenses(1)	0.10%
Total Annual Fund Operating Expenses	0.71%
Fee Waiver and/or Expense Reimbursement(2)	(0.01%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.70%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(2)	The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least September 30, 2020, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation) will not exceed 0.60% of the Fund’s net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years (within the three years from the date the fees have been waived or reimbursed), if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. This agreement may be terminated only by the Trust’s Board of Trustees on 60 days’ written notice to the Fund’s adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$72	$228	$397	$887

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended May 31, 2019, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies: The Fund is an actively managed exchange traded fund (“ETF”) that is a fund of funds. As an actively managed fund, the Fund will not seek to replicate the performance of an index. The Fund seeks to achieve its investment objective by investing through other unaffiliated ETFs primarily in domestic and foreign (including emerging markets) growth-oriented equity securities of any market capitalization (which include real estate investment trusts (“REITs”)) and US Treasuries or other cash equivalents. The Fund is generally 100% invested in growth-oriented equity ETFs when the adviser’s investment models indicate a bullish trend for the equity market, and is generally 50% invested in growth-oriented equity ETFs and 50% invested in US Treasuries and/or US short-term bonds to hedge risk when the adviser’s models indicate a bearish trend for the equity markets.

Half of the Fund’s portfolio is allocated to a basket of growth-oriented equity ETFs. The growth-oriented equity ETFs in the basket were selected based on their potential to generate higher than average returns, mainly in the form of capital appreciation, over a long period of time (at least two years) while carrying a higher than average level of risk (higher than average potential for large decreases in portfolio value) based on historical fundamental market research of various growth asset classes (e.g. small-cap US stocks, large-cap US stocks, emerging market stocks, and developed international stocks). The ETFs in the basket must have competitive expense ratios and closely track the asset class to which the ETF’s strategy is seeking exposure. This half of the Fund’s portfolio is rebalanced once per calendar year.

6

With the other half of the portfolio, the adviser uses its investment model to identify trends in the equity markets. If the model indicates that the equity markets are in a long-term (at least a year) bullish trend (stock prices are increasing) as measured by a blend of various technical momentum (analysis of price trends and supply and demand in the market in attempt to determine where prices are headed), economic, and behavioral (uses behavioral psychological data to attempt to determine why investors make certain financial decisions) analysis indicators, the model suggests investments in the same basket of growth-oriented equity ETFs as the other half of the portfolio, so the Fund is fully invested in growth-oriented equity ETFs. If the model indicates that the equity markets are in a bearish trend (stock prices are decreasing) as measured by a blend of various technical momentum, economic, and behavioral analysis indicators, the model suggests investments in US treasuries and/or other cash equivalents with the other half of the portfolio, so the Fund is 50% invested in growth-oriented equity ETFs and 50% invested in US Treasuries and/or other cash equivalents to hedge risk. The technical momentum, economic, and behavioral analysis indicators used to determine if the market is doing well or poorly include moving average crossovers (bearish when the shorter term averages cross below the longer term averages), oscillators (bearish when the current prices are closer to more recent low prices rather than more recent high prices), price acceleration measurements (bearish when trading volume increases as prices are moving down, indicating faster downward price pressure) labor market data (bearish when fewer new jobs are being created and unemployment is trending up), market breadth data (bearish when a higher number of stocks are below their moving averages), earnings data (bearish when earnings estimates are being revised downward and when earnings are falling), and analyst sentiment data (bearish when analysts are revising lower economic growth). This half of the Fund’s portfolio is rebalanced monthly. The Fund will typically hold 6-7 ETFs in its portfolio.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance.

The following describes the risks the Fund bears directly or indirectly through investments in Underlying Funds and US Treasuries. As with any fund, there is no guarantee that the Fund will achieve its goal.

Risk	Direct Risk of the Fund	Indirect Risk of the Fund
Credit		X
Emerging Markets		X
Equity Securities		X
ETF Investments	X
ETF Structure	X	X
Fluctuation of NAV	X	X
Foreign		X
Growth Stock		X
Income		X
Interest Rate		X
Management	X	X
REITs		X
Securities Market	X	X
Small and Medium Capitalization Stock		X
US Treasury Obligations	X	X

Credit Risk. Credit risk is the risk that the issuer of a security and other instrument will not be able to make principal and interest payments when due. Credit risk may be substantial for the Fund.

Emerging Markets Risk. Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

7

Equity Securities Risk. Fluctuations in the value of equity securities held by the Fund will cause the net asset value (“NAV”) of the Fund to fluctuate.

•	Common Stock Risk. Common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments. Common stock will be subject to greater dividend risk than preferred stocks or debt instruments of the same issuer. In addition, common stocks have experienced significantly more volatility in returns than other asset classes.
•	Preferred Stock Risk. Generally, preferred stockholders (such as the Fund) have no voting rights with respect to the issuing company unless certain events occur. In addition, preferred stock will be subject to greater credit risk than debt instruments of an issuer, and could be subject to interest rate risk like fixed income securities, as described below. An issuer’s board of directors is generally not under any obligation to pay a dividend (even if dividends have accrued), and may suspend payment of dividends on preferred stock at any time. There is also a risk that the issuer of any of the Fund’s holdings will default and fail to make scheduled dividend payments on the preferred stock held by the Fund.

ETF Investment Risk. Other investment companies, such as ETFs (“Underlying Funds”), in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks. The Fund will be subject to the principal investments risks of Underlying Funds by virtue of the Fund’s investment in each such funds.

ETF Structure Risk. The Fund and each Underlying Fund is structured as an ETF and as a result is subject to the special risks, including:

•	Not Individually Redeemable. An ETF’s shares (“Shares”) are not individually redeemable to retail investors and may be redeemed by the ETF only to Authorized Participants (“APs”) at NAV in large blocks known as “Creation Units.” An AP may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.
•	Trading Issues. An active trading market for the Shares may not be developed or maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as APs that can post collateral on an agency basis is limited, which may limit the market for the Shares.
•	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

o   In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Shares and an ETF’s NAV.

o   To the extent APs exit the business or are unable to process creations or redemptions and no other AP can step in to do so, there may be a significantly reduced trading market in the Shares, which can lead to differences between the market value of Shares and an ETF’s NAV.

o   The market price for the Shares may deviate from an ETF’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than an ETF’s NAV, which is reflected in the bid and ask price for Shares or in the closing price.

o   When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market for the Shares is open, there may be changes from the last quote of the closed market and the quote from an ETF’s domestic trading day, which could lead to differences between the market value of the Shares and an ETF’s NAV.

o   In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of an ETF’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the ETF’s NAV.

8

Fluctuation of Net Asset Value Risk. The NAV of the Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the shares on the Exchange. The adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. In addition, unlike conventional ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index. Index based ETFs have generally traded at prices which closely correspond to NAV per share. Actively managed ETFs have a limited trading history and, therefore, there can be no assurance as to whether and/or the extent to which the shares will trade at premiums or discounts to NAV.

Foreign Securities Risk. Since the Fund’s investments may include ETFs with foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.

Growth Stock Risk. Growth stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Income Risk. The Fund’s income may decline when yields fall. This decline can occur because the Fund or the Underlying Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Fund’s index are substituted, or the Fund or the Underlying Fund otherwise needs to purchase additional bonds.

Interest Rate Risk. An increase in interest rates may cause the value of securities held by the Fund or the Underlying Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments. The historically low interest rate environment, together with recent modest rate increases, heightens the risks associated with rising interest rates. The Fund will take positions in ETFs that invest in US Treasuries and other futures and interest rate swaps. As a result, when interest rates decline, the Fund will underperform funds with long-only investments in the same investment grade bonds as the Fund. There is no guarantee that the Fund or Underlying Fund will have positive performance even in environments of sharply rising interest rates. There is no guarantee that the Fund or Underlying Fund will be able to successfully mitigate interest rate risk.

Management Risk. The adviser may be incorrect in its assessment of the intrinsic value of the securities the Fund holds which may result in a decline in the value of Shares and failure to achieve its investment objective. The Fund’s portfolio managers use qualitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio managers to implement strategies.

REIT Risk. Underlying Funds may invest in REITs. The value of the Underlying Funds’ investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual REITs in which the Underlying Funds invest.

Securities Market Risk. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously.

Small and Medium Capitalization Stock Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

US Treasury Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Changes to the financial condition or credit rating of the U.S. government may cause the value of U.S. Treasury obligations to decline.

9

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s one-year and since inception performance compared with those of a broad measure of market performance. The bar chart shows performance of the Shares for each calendar year since the Fund’s inception. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.formulafoliofunds.com/smart-growth-etf or by calling 888-562-8880.

Performance Bar Chart For Calendar Year Ended December 31

Best Quarter:	3rd Quarter 2018	3.82%
Worst Quarter:	4th Quarter 2018	(14.16%)

The Fund’s year-to-date return as of the most recent fiscal quarter, which ended June 30, 2019 was 15.66%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2018)

	One Year	Since Inception (11/1/17)
Return before taxes	(9.29%)	(5.32%)
Return after taxes on distributions	(9.68%)	(5.83%)
Return after taxes on distributions and sale of Fund shares	(5.27%)	(4.10%)
Index – Dow Jones Aggressive Portfolio Index	(9.45%)	2.14%

Investment Adviser: FormulaFolio Investments, LLC (the “Adviser”).

Portfolio Managers: Jason Wenk, Founder, Director of Product Development and Strategy Consultant of the Adviser and Derek Prusa, CFA, CFP, Senior Market Analyst of the Adviser have served as the Fund’s portfolio managers since it commenced operations in 2017.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 shares (each block of shares is called a “Creation Unit”) to APs who have entered into agreements with the Fund’s distributor. Creation Units are issued and redeemed for cash and/or in-kind for securities. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker dealer. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

10

Fund Summary - FormulaFolios Tactical Growth ETF

Investment Objective: The Fund seeks long-term total return.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing or selling shares of the Fund in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. These costs are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.27%
Acquired Fund Fees and Expenses(1)	0.22%
Total Annual Fund Operating Expenses	1.09%
Fee Waiver and/or Expense Reimbursement(2)	(0.07%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.02%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(2)	The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least September 30, 2020, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation) will not exceed 0.80% of the Fund’s net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years (within the three years from the date the fees have been waived or reimbursed), if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. This agreement may be terminated only by the Trust’s Board of Trustees on 60 days’ written notice to the Fund’s adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$104	$339	$593	$1,320

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended May 31, 2019, the Fund’s portfolio turnover rate was 92% of the average value of its portfolio.

Principal Investment Strategies: The Fund is an actively managed exchange traded fund (“ETF”) that is a fund of funds. As an actively managed fund, the Fund will not seek to replicate the performance of an index. It seeks to achieve its investment objective by investing primarily in foreign and domestic growth-oriented equity securities of any market capitalization, domestic investment grade fixed income securities (bonds) of any maturity or duration, domestic real estate investment trusts (“REITs”), and commodities (gold) securities through unaffiliated ETFs.

The adviser uses its proprietary investment model to rank 5 major asset classes (US stocks, foreign stocks of developed countries, real estate, gold, and US aggregate bonds) based on the strongest price momentum, which measures the rate of the rise or fall in stock prices. The three highest-ranked asset classes are allocated to the portfolio with equal weightings, while the two lowest ranked asset classes are left out of the portfolio. In addition, if an asset class is not displaying positive momentum, it is not included in the portfolio even it is one of the three highest ranked asset classes. To represent the aforementioned asset classes, the adviser generally invests in one low-cost, index-tracking ETF for each represented asset class. These ETFs must, in the adviser’s opinion, have a competitive expense ratio (lowest quartile of peers), illustrate the ability to closely track its index, and maintain an appropriate amount of daily trading volume (the 50-day Average Dollar Volume of the underlying ETFs is at least 20 times greater than the 50-day Average Dollar Volume traded within the Fund) to help avoid liquidity issues.

11

This process is repeated monthly. The weighting for any individual asset class depends on the prevailing market conditions, with a maximum weight of 33.33% for any one asset class. When few (2 or fewer) or none of the asset classes meet the model’s price momentum criteria, the Fund may invest heavily in U.S. Treasuries and U.S. short-term bonds until more asset classes become favorable for investing.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance.

The following describes the risks the Fund bears directly or indirectly through investments in Underlying Funds and US Treasuries. As with any fund, there is no guarantee that the Fund will achieve its goal.

Risk	Direct Risk of the Fund	Indirect Risk of the Fund
Commodity		X
Credit		X
Equity Securities		X
ETF Investment	X
ETF Structure	X	X
Fixed Income		X
Fluctuation of NAV	X	X
Foreign		X
Growth Stock		X
Income		X
Interest Rate		X
Management	X	X
REIT		X
Sector Concentration	X	X
Securities Market	X	X
Small and Medium Capitalization Stock		X
US Treasury Obligations	X	X

Commodity Risk. Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Credit Risk. Credit risk is the risk that the issuer of a security and other instrument will not be able to make principal and interest payments when due.

Equity Securities Risk. Fluctuations in the value of equity securities held by the Fund will cause the net asset value (“NAV”) of the Fund to fluctuate.

•	Common Stock Risk. Common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments. Common stock will be subject to greater dividend risk than preferred stocks or debt instruments of the same issuer. In addition, common stocks have experienced significantly more volatility in returns than other asset classes.
•	Preferred Stock Risk. Generally, preferred stockholders (such as the Fund) have no voting rights with respect to the issuing company unless certain events occur. In addition, preferred stock will be subject to greater credit risk than debt instruments of an issuer, and could be subject to interest rate risk like fixed income securities, as described below. An issuer’s board of directors is generally not under any obligation to pay a dividend (even if dividends have accrued), and may suspend payment of dividends on preferred stock at any time. There is also a risk that the issuer of any of the Fund’s holdings will default and fail to make scheduled dividend payments on the preferred stock held by the Fund).

ETF Investment Risk. Other investment companies, such as ETFs (“Underlying Funds”), in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks. The Fund will be subject to the principal investments risks of Underlying Funds by virtue of the Fund’s investment in each such funds.

12

ETF Structure Risk. The Fund and each Underlying Fund is structured as an ETF and as a result is subject to the special risks, including:

•	Not Individually Redeemable. An ETF’s shares (“Shares”) are not individually redeemable to retail investors and may be redeemed by the ETF only to Authorized Participants (“APs”) at NAV in large blocks known as “Creation Units.” An AP may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.
•	Trading Issues. An active trading market for the Shares may not be developed or maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as APs that can post collateral on an agency basis is limited, which may limit the market for the Shares.
•	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

o   In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Shares and an ETF’s NAV.

o   To the extent APs exit the business or are unable to process creations or redemptions and no other AP can step in to do so, there may be a significantly reduced trading market in the Shares, which can lead to differences between the market value of Shares and an ETF’s NAV.

o   The market price for the Shares may deviate from an ETF’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than an ETF’s NAV, which is reflected in the bid and ask price for Shares or in the closing price.

o   When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market for the Shares is open, there may be changes from the last quote of the closed market and the quote from an ETF’s domestic trading day, which could lead to differences between the market value of the Shares and an ETF’s NAV.

o   In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of an ETF’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the ETF’s NAV.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Share price and total return to be reduced and fluctuate more than other types of investments.

Fluctuation of Net Asset Value Risk. The NAV of the Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the shares on the Exchange. The adviser cannot predict whether the shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. In addition, unlike conventional ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index. Index based ETFs have generally traded at prices which closely correspond to NAV per share. Actively managed ETFs have a limited trading history and, therefore, there can be no assurance as to whether and/or the extent to which the shares will trade at premiums or discounts to NAV.

Foreign Securities Risk. Since the Fund’s investments may include ETFs with foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.

13

Growth Stock Risk. Growth stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Income Risk. The Fund’s income may decline when yields fall. This decline can occur because the Fund or the Underlying Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Fund’s index are substituted, or the Fund or the Underlying Fund otherwise needs to purchase additional bonds.

Interest Rate Risk. An increase in interest rates may cause the value of securities held by the Fund or the Underlying Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments. The historically low interest rate environment, together with recent modest rate increases, heightens the risks associated with rising interest rates. The Fund will take positions in ETFs that invest in US Treasuries and other futures and interest rate swaps. As a result, when interest rates decline, the Fund will underperform funds with long-only investments in the same investment grade bonds as the Fund. There is no guarantee that the Fund or Underlying Fund will have positive performance even in environments of sharply rising interest rates. There is no guarantee that the Fund or Underlying Fund will be able to successfully mitigate interest rate risk.

Management Risk. The adviser may be incorrect in its assessment of the intrinsic value of the securities the Fund holds which may result in a decline in the value of Shares and failure to achieve its investment objective. The Fund’s portfolio managers use qualitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio managers to implement strategies.

REIT Risk. The Underlying Funds may invest in REITs. The value of the Underlying Funds’ investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual REITs in which the Underlying Funds invest.

Sector Concentration Risk. The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s NAV to fluctuate more than that of a fund that does not focus in a particular sector.

•	Precious Metals Risk. Prices of precious metals and of precious metal related securities historically have been very volatile. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals. In addition, the gains derived from trading in precious metals will be closely monitored to avoid potentially negative tax consequences. As a result, the Fund may hold or sell precious metals when it otherwise would not do so.

Securities Market Risk. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously.

Small and Medium Capitalization Stock Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

US Treasury Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Changes to the financial condition or credit rating of the U.S. government may cause the value of U.S. Treasury obligations to decline.

14

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s one-year and since inception performance compared with those of a broad measure of market performance. The bar chart shows performance of the Fund’s shares for each calendar year since the Fund’s inception. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.formulafoliosfunds.com/tactical-growth-etf or by calling 888-562-8880.

Performance Bar Chart For Calendar Year Ended December 31

Best Quarter:	3rd Quarter 2018	1.25%
Worst Quarter:	4th Quarter 2018	(11.13%)

The Fund’s year-to-date return as of the most recent fiscal quarter, which ended June 30, 2019 was 15.38%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2018)

	One Year	Since Inception (11/1/17)
Return before taxes	(12.45%)	(8.62%)
Return after taxes on distributions	(12.86%)	(9.20%)
Return after taxes on distributions and sale of Fund shares	(7.18%)	(6.65%)
Index – BarclayHedge Global Macro Index	(5.33%)	(1.38%)

Investment Adviser: FormulaFolio Investments, LLC (the “Adviser”).

Portfolio Managers: Jason Wenk, Founder, Director of Product Development and Strategy Consultant of the Adviser and Derek Prusa, CFA, CFP, Senior Market Analyst of the Adviser have served as the Fund’s portfolio managers since it commenced operations in 2017.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 shares (each block of shares is called a “Creation Unit”) to APs who have entered into agreements with the Fund’s distributor. Creation Units are issued and redeemed for cash and/or in-kind for securities. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker dealer. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

15

Fund Summary - FormulaFolios Tactical Income ETF

Investment Objective: The Fund seeks to provide income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing or selling shares of the Fund in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. These costs are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.14%
Acquired Fund Fees and Expenses(1)	0.30%
Total Annual Fund Operating Expenses	1.04%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$106	$330	$573	$1,269

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended May 31, 2019, the Fund’s portfolio turnover rate was 135% of the average value of its portfolio.

Principal Investment Strategies: The Fund seeks to achieve its investment objective by investing through other exchange traded funds (“ETFs”) in foreign and domestic fixed income securities. The fixed income securities in which the ETFs invest are US Treasuries, investment grade US bonds, high-yield US bonds (also known as “junk” bonds), US aggregate bond, municipal bonds and international government bonds of any maturity and duration.

The adviser uses its proprietary investment model to rank 5 major fixed income asset classes (US Treasuries, investment grade US bonds, high-yield US bonds, US aggregate bond, and international government bond) based on the strongest combination of yield spread and price momentum (higher price momentum and lower yield spreads). A yield spread is the difference between yields on fixed income securities of varying maturities, credit ratings and risk, which is calculated by deducting the yield of one instrument from another. Price momentum measures the rate of the rise or fall in stock prices. The three highest-ranked asset classes are allocated to the portfolio, while the two lowest ranked asset classes are left out of the portfolio. In addition, if an asset class is not displaying positive momentum, it is not included in the portfolio even it is one of the three highest ranked asset classes. To represent the aforementioned asset classes, the adviser utilizes low-cost, index-tracking ETFs. These ETFs must have a competitive expense ratio, illustrate the ability to closely track the desired asset class’s benchmark, and maintain an appropriate amount of daily trading volume to help avoid liquidity issues.

This process is repeated monthly. The weighting for any individual asset class depends on the prevailing market conditions, with a maximum weight of 56.67% for high-yield US bonds and US Treasuries and a maximum weight of 21.67% for US aggregate bond, investment grade US bonds, and international government bonds. When few (2 or fewer) or none of the asset classes meet the model’s price momentum criteria, the Fund may invest heavily in US Treasuries and US short-term bonds until more asset classes become favorable for investing.

16

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance.

The following describes the risks the Fund bears directly or indirectly through investments in Underlying Funds. As with any fund, there is no guarantee that the Fund will achieve its goal.

Risk	Direct Risk of the Fund	Indirect Risk of the Fund
Credit Risk		X
ETF Investments	X
ETF Structure	X	X
Fixed Income		X
Fluctuation of NAV	X	X
Foreign Securities		X
Income		X
Interest Rate		X
Junk Bonds		X
Management	X	X
Municipal Bond	X
Portfolio Turnover	X
Securities Market	X	X

Credit Risk. Credit risk is the risk that the issuer of a security and other instrument will not be able to make principal and interest payments when due. Credit risk may be substantial for the Fund.

ETF Investment Risk. Other investment companies, such as ETFs (“Underlying Funds”), in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund.

ETF Structure Risk. The Fund and each Underlying Fund is structured as an ETF and as a result is subject to the special risks, including:

•	Not Individually Redeemable. An ETF’s shares (“Shares”) are not individually redeemable to retail investors and may be redeemed by the ETF only to Authorized Participants (“APs”) at NAV in large blocks known as “Creation Units.” An AP may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.
•	Trading Issues. An active trading market for the Shares may not be developed or maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as APs that can post collateral on an agency basis is limited, which may limit the market for the Shares.
•	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

o   In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Shares and an ETF’s NAV.

o   To the extent APs exit the business or are unable to process creations or redemptions and no other AP can step in to do so, there may be a significantly reduced trading market in the Shares, which can lead to differences between the market value of Shares and an ETF’s NAV.

o   The market price for the Shares may deviate from an ETF’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than an ETF’s NAV, which is reflected in the bid and ask price for Shares or in the closing price.

o   When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market for the Shares is open, there may be changes from the last quote of the closed market and the quote from an ETF’s domestic trading day, which could lead to differences between the market value of the Shares and an ETF’s NAV.

17

o   In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of an ETF’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the ETF’s NAV.

Fixed Income Risk. When the Underlying Funds invest in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Underlying Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Underlying Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Underlying Fund, possibly causing the Share price and total return to be reduced and fluctuate more than other types of investments.

Fluctuation of Net Asset Value Risk. The NAV of the Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the shares on the Exchange. The adviser cannot predict whether the shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. In addition, unlike conventional ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index. Index based ETFs have generally traded at prices which closely correspond to NAV per share. Actively managed ETFs have a limited trading history and, therefore, there can be no assurance as to whether and/or the extent to which the shares will trade at premiums or discounts to NAV.

Foreign Securities Risk. Since the Fund’s investments may include ETFs with foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Income Risk. The Fund’s income may decline when yields fall. This decline can occur because the Fund or the Underlying Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Fund’s index are substituted, or the Fund or the Underlying Fund otherwise needs to purchase additional bonds.

Interest Rate Risk. An increase in interest rates may cause the value of securities held by the Fund or the Underlying Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments. The historically low interest rate environment, together with recent modest rate increases, heightens the risks associated with rising interest rates. The Fund will take positions in ETFs that invest in US Treasuries and other futures and interest rate swaps. As a result, when interest rates decline, the Fund will underperform funds with long-only investments in the same investment grade bonds as the Fund. There is no guarantee that the Fund or Underlying Fund will have positive performance even in environments of sharply rising interest rates. There is no guarantee that the Fund or Underlying Fund will be able to successfully mitigate interest rate risk.

Junk Bonds Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Share price.

Management Risk. The adviser may be incorrect in its assessment of the intrinsic value of the securities the Fund holds which may result in a decline in the value of Shares and failure to achieve its investment objective. The Fund’s portfolio managers use qualitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio managers to implement strategies.

Municipal Bond Risk. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities.

Portfolio Turnover Risk. The Fund may buy and sell investments frequently. Such a strategy often involves higher transaction costs, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

Securities Market Risk. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously.

18

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s one-year and since inception performance compared with those of a broad measure of market performance. The bar chart shows performance of the Fund’s shares for each calendar year since the Fund’s inception. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.formulafoliofunds.com or by calling 888-562-8880.

Performance Bar Chart For Calendar Year Ended December 31

Best Quarter:	3rd Quarter 2018	1.46%
Worst Quarter:	4th Quarter 2018	(2.79%)

The Fund’s year-to-date return as of the most recent fiscal quarter, which ended June 30, 2019 was 7.59%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2018)

	One Year	Since Inception (6/6/17)
Return before taxes	(3.77%)	(1.54%)
Return after taxes on distributions	(5.11%)	(2.87%)
Return after taxes on distributions and sale of Fund shares	(2.17%)	(1.70%)
Index – Bloomberg Barclays US Agg Bond	0.01%	0.55%

Investment Adviser: FormulaFolio Investments, LLC (the “Adviser”).

Portfolio Managers: Jason Wenk, Founder, Director of Product Development and Strategy Consultant of the Adviser and Derek Prusa, CFA, CFP, Senior Market Analyst of the Adviser have served as the Fund’s portfolio managers since it commenced operations in 2017.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 50,000 shares (each block of shares is called a “Creation Unit”) to APs who have been entered into agreements with the Fund’s distributor. Creation Units are issued and redeemed for cash and/or in-kind for securities. Individual shares may only be purchased and sold in secondary market transactions through a broker dealer. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

19

Additional Information about Principal Investment Strategies and Related Risks

Investment Objective

Fund	Investment Objective
FormulaFolios Hedged Growth ETF (“Hedged Growth ETF”)	Seeks to provide capital growth
FormulaFolios Smart Growth ETF (“Smart Growth ETF”)	Seeks to provide capital growth
FormulaFolios Tactical Growth ETF (“Tactical Growth ETF”)	Seeks long-term total return
FormulaFolios Tactical Income ETF (“Tactical Income ETF”)	Seeks to provide income

Each Fund’s investment objective may be changed by the Board of Trustees upon 60 days’ written notice to shareholders.

Principal Investment Strategies

Hedged Growth ETF:

The Fund is an actively managed exchange traded fund (“ETF”) that is a fund of funds. As an actively managed fund, the Fund will not seek to replicate the performance of an index. The Fund seeks to achieve its investment objective by investing primarily in domestic equity securities of any market capitalization and US Treasuries through other unaffiliated ETFs (including leveraged ETFs and inverse ETFs). The adviser allocates the Fund’s assets equally between two proprietary investment models.

The adviser’s first investment model identifies trends in the equity markets. If the model indicates that the Fund should be in the market because the market is doing well, as measured by a blend of various technical momentum indicators, the model suggests investments in leveraged ETFs. Leveraged ETFs are ETFs that use financial derivatives and debt to amplify the returns of an underlying index. If the model indicates that the Fund should not be in the market because the market is doing poorly, as measured by a blend of various technical momentum indicators, the model suggests hedging risk by investing in US Treasuries, US short-term bonds and/or inverse equity index ETFs. Inverse ETFs are ETFs constructed by using various derivatives for the purpose of profiting from a decline in the value of an underlying benchmark such as an equity index. The Fund will not invest more than 15% of its assets in leveraged and inverse ETFs. The technical momentum indicators used to determine if the market is doing well or poorly include moving average crossovers (bearish when the shorter-term averages cross below the longer-term averages), oscillators (bearish when the current prices are closer to more recent low prices rather than more recent high prices), and price acceleration measurements (bearish when trading volume increases as prices are moving down, indicating faster downward price pressure).

The adviser’s second investment model uses two sub-strategies. The adviser allocates the Fund’s assets that are allocated to this investment model equally between the two sub-strategies.

The first sub-strategy identifies trends in the equity markets. When the economy appears to be doing well, the first sub-strategy suggests investments in a diversified mix of US Equity ETFs. If the economy appears to be doing poorly, the first sub-strategy suggests investments in US Treasury ETFs to help hedge against market risk.

If the model indicates that the Fund should be in the market because the market is doing well, the second sub-strategy of the model focuses on the nine individual sectors of the S&P 500. This component measures the sectors based on price and volume patterns. Sectors with lower volatility and stronger price performance trends receive a higher ranking; the sector ranked the highest is selected for the investment by the Fund. If none of the sectors displays a desirable risk-adjusted return, this sub-strategy suggests hedging risk by investing in US Treasuries and inverse equity ETFs.

Smart Growth ETF:

The Fund is an actively managed ETF that is a fund of funds. As an actively managed fund, the Fund will not seek to replicate the performance of an index. The Fund seeks to achieve its investment objective by investing through other unaffiliated ETFs primarily in domestic and foreign (including emerging markets) growth-oriented equity securities of any market capitalization (which includes real estate investment trusts (“REITs”)) and US Treasuries or US short-term bonds. The Fund is generally 100% invested in growth-oriented equity ETFs when the adviser’s investment models indicate a bullish trend for the equity market, and is generally 50% invested in growth-oriented equity ETFs and 50% invested in US treasuries and/or US short-term bonds to hedge risk when the adviser’s models indicate a bearish trend for the equity markets.

20

Half of the Fund’s portfolio is allocated to a basket of growth-oriented equity ETFs. The growth-oriented equity ETFs in the basket were selected based on their potential to generate higher than average returns, mainly in the form of capital appreciation, over a long period of time (at least two years) while carrying a higher than average level of risk (higher than average potential for large decreases in portfolio value) based on historical fundamental market research of various growth asset classes (e.g. small-cap US stocks, large-cap US stocks, emerging market stocks, and developed international stocks). The ETFs in the basket must have competitive expense ratios and closely track the asset class to which the ETF’s strategy is seeking exposure. This half of the Fund’s portfolio is rebalanced once per calendar year.

With the other half of the portfolio, the adviser uses its investment model to identify trends in the equity markets. If the model indicates that the equity markets are in a long-term (at least a year) bullish trend (stock prices are increasing) as measured by a blend of various technical momentum (analysis of price trends and supply and demand in the market in attempt to determine where prices are headed), economic, and behavioral (uses behavioral psychological data to attempt to determine why investors make certain financial decisions) analysis indicators, the model suggests investments in the same basket of growth-oriented equity ETFs as the other half of the portfolio, so the Fund is fully invested in growth-oriented equity ETFs. If the model indicates that the equity markets are in a bearish trend (stock prices are decreasing) as measured by a blend of various technical momentum, economic, and behavioral analysis indicators, the model suggests investments in US Treasuries and/or other cash equivalents with the other half of the portfolio, so the Fund is 50% invested in growth-oriented equity ETFs and 50% invested in US Treasuries and/or other cash equivalents to hedge risk. The technical momentum, economic, and behavioral analysis indicators used to determine if the market is doing well or poorly include moving average crossovers (bearish when the shorter term averages cross below the longer term averages), oscillators (bearish when the current prices are closer to more recent low prices rather than more recent high prices), price acceleration measurements (bearish when trading volume increases as prices are moving down, indicating faster downward price pressure) labor market data (bearish when fewer new jobs are being created and unemployment is trending up), market breadth data (bearish when a higher number of stocks are below their moving averages), earnings data (bearish when earnings estimates are being revised downward and when earnings are falling), and analyst sentiment data (bearish when analysts are revising lower economic growth). This half of the Fund’s portfolio is rebalanced monthly.

By combining numerous market indicators and various indicator types into a single screen, the model attempts to react only to major market movements while avoiding the numerous “false positive” signals that may be experienced when using a single stand-alone indicator. This can help reduce overall portfolio turnover, resulting in potential greater tax efficiency relative to other actively managed Funds. The Fund typically holds 6-7 ETFs in its portfolio.

Tactical Growth ETF:

The Fund is an actively managed ETF that is a fund of funds. As an actively managed fund, the Fund does not seek to replicate the performance of an index. It seeks to achieve its investment objective by investing primarily in foreign and domestic growth-oriented equity securities of any market capitalization, domestic investment grade fixed income securities (bonds) of any maturity or duration, domestic REITs, and commodities (gold) securities through other unaffiliated ETFs.

The adviser uses its proprietary investment model to rank 5 major asset classes (US stocks, foreign stocks of developed countries, real estate, gold, and US aggregate bonds) based on the strongest price momentum, which measures the rate of the rise or fall in stock prices. The three highest-ranked asset classes are allocated to the portfolio with equal weightings, while the two lowest ranked asset classes are left out of the portfolio. In addition, if an asset class is not displaying positive momentum, it is not included in the portfolio even it is one of the three highest ranked asset classes. To represent the aforementioned asset classes, the adviser generally invests in one low-cost, index-tracking ETF for each represented asset class. These ETFs must, in the adviser’s opinion, have a competitive expense ratio (lowest quartile of peers), illustrate the ability to closely track its index, and maintain an appropriate amount of daily trading volume (the 50-day Average Dollar Volume of the underlying ETFs is at least 20 times greater than the 50-day Average Dollar Volume traded within the Fund) to help avoid liquidity issues.

This process is repeated monthly. The weighting for any individual asset class depends on the prevailing market conditions, with a maximum weight of 33.33% for any one asset class. When few (2 or fewer) or none of the asset classes meet the model’s price momentum criteria, the Fund may invest heavily in US Treasuries and US short-term bonds until more asset classes become favorable for investing.

By combining numerous price momentum indicators into a single screen, and by ranking the various asset classes based on expected strength, the model attempts to actively accentuate the asset classes with the greatest potential for long term returns with minimal risk. The model seeks to only invest in asset classes with positive price momentum and exclude asset classes with negative (or relatively low) price momentum. The adviser believes that this can help produce more consistent returns through maintaining a broadly diversified allocation during periods of economic growth while also maintaining the ability to hedge downside risk during periods of perceived economic stress.

21

Tactical Income ETF:

The Fund seeks to achieve its investment objective by investing through ETFs in primarily in foreign and domestic fixed income securities. The fixed income securities in which the ETFs invest are US Treasuries, investment grade US bonds, high-yield US bonds (also known as “junk” bonds), US aggregate bonds, municipal bonds and international government bonds of any maturity and duration.

The adviser uses its proprietary investment model to rank 5 major fixed income asset classes (US treasuries, investment grade US bonds, high-yield US bonds, US aggregate bond, and international government bond) based on the strongest combination of yield spread and price momentum. A yield spread is the difference between yields on fixed income securities of varying maturities, credit ratings and risk, which is calculated by deducting the yield of one instrument from another. Price momentum measures the rate of the rise or fall in stock prices.

The model evaluates the five fixed income asset classes noted above, and, to pass the initial screening process, an asset class must be in an uptrend, which means it must have experienced positive total returns (greater than 0%) over various time horizons. This trend is measured by using a blend of various price momentum indicators over short, intermediate, and long-term time periods.

Asset classes that pass this positive price momentum screen are then ranked based on relative strength as measured by yield spread. The highest-ranking asset classes receive a higher weight in the model, while the lower ranking asset classes receive a lower weight. Only the top three asset classes are allocated to the model, so even if all five asset classes pass the screen, the bottom two receive a weight of 0%. In addition, if an asset class is not displaying positive momentum, it is not included in the portfolio even it is one of the three highest ranked asset classes. Asset classes included in the portfolio are generally equal weighted, though high-yield or treasury bonds can be overweighed depending on various technical and macroeconomic factors (such as price momentum and yield spreads). This screening and ranking process is repeated monthly.

The weighting for any individual asset class depends on the prevailing market conditions, with a maximum weight of 56.67% for high-yield US bonds and US Treasuries and a maximum weight of 21.67% for US aggregate bond, investment grade US bonds, and international government bonds. When few (2 or fewer) or none of the asset classes meet the model’s criteria for price momentum of positive total returns over the short, intermediate, and long-term in the initial screening process, the Fund may invest heavily in US Treasuries and US short-term bonds until more asset classes become favorable for investing.

Principal Investment Risk

The following describes the risks the Funds bear directly or indirectly through investments in ETFs (the “Underlying Funds”).

Commodity Risk (Tactical Growth ETF only). Exposure to the commodities futures markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. The Fund may invest in high-yield, high-risk securities commonly called “junk bonds”, that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Credit risk may be substantial for the Fund.

Emerging Markets Risk (Smart Growth ETF only). The Fund may invest in Underlying Funds that invest in securities issued by companies in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.

22

Equity Securities Risk (Hedged Growth ETF, Smart Growth ETF and Tactical Growth ETF only). Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Funds may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a particular sector, or a particular company.

ETF Investment Risk. The Underlying Funds are subject to investment advisory and other expenses, which will be indirectly paid by each Fund. As a result, the cost of investing in each Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in each Fund, respectively. Additional risks of investing in ETFs are described below:

•	ETF Tracking Risk. Investment in each Fund should be made with the understanding that passive ETFs in which a Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive ETFs in which a Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive ETFs may, from time to time, temporarily be unavailable, which may further impede the passive ETFs’ ability to track their applicable indices.
•	Inverse Correlation Risk. ETFs that are inverse funds should lose value as the index or security tracked by such fund’s benchmark increases in value; a result that is the opposite from traditional mutual funds. Successful use of inverse funds requires that the adviser correctly predict short term market movements. If a Fund invests in an inverse fund and markets rise, the Fund could lose money. Inverse funds may also employ leverage such that their returns are more than one times that of their benchmark.
•	Management Risk. When a Fund invests in ETFs there is a risk that the investment advisers of those ETFs may make investment decisions that are detrimental to the performance of the Fund.
•	Net Asset Value and Market Price Risk. The market value of ETF shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to NAV.
•	Strategies Risk. Each ETF is subject to specific risks, depending on the nature of the fund.

ETF Structure Risk. The Fund and each Underlying Fund is structured as an ETF and as a result is subject to the special risks, including:

•	Not Individually Redeemable. An ETF’s shares (“Shares”) are not individually redeemable to retail investors and may be redeemed by the ETF only to Authorized Participants (“APs”) at NAV in large blocks known as “Creation Units.” An AP may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.
•	Trading Issues. An active trading market for the Shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as APs that can post collateral on an agency basis is limited, which may limit the market for the Shares.
•	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares. The market price of Shares, like the price of any exchange traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV. A Fund’s investment results are measured based upon the daily NAV of the Fund over a period of time. Investor purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

o   In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Shares and an ETF’s NAV.

o   To the extent APs exit the business or are unable to process creations or redemptions and no other AP can step in to do so, there may be a significantly reduced trading market in the Shares, which can lead to differences between the market value of Shares and an ETF’s NAV.

23

o   The market price for the Shares may deviate from an ETF’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than an ETF’s NAV, which is reflected in the bid and ask price for Shares or in the closing price.

o   When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market for the Shares is open, there may be changes from the last quote of the closed market and the quote from an ETF’s domestic trading day, which could lead to differences between the market value of the Shares and an ETF’s NAV.

o   In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of an ETF’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the ETF’s NAV.

Fixed Income Risk (Tactical Growth ETF and Tactical Income ETF only). Fixed income risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early or later than expected, potentially reducing the amount of interest payments or extending time to principal repayment). These risks could affect the value of a particular investment possibly causing the Funds’ share price and total return to be reduced and fluctuate more than other types of investments. When the Funds invest in fixed income securities the value of your investment in the Funds will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. If the U.S. Federal Reserve’s Federal Open Market Committee raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. However, the magnitude of rate changes across maturities and borrower sectors is uncertain. Rising rates may decrease liquidity and increase volatility, which may make portfolio management more difficult and costly to the Fund and its shareholders. Additionally, default risk increases if issuers must borrow at higher rates. Generally, these changing market conditions may cause the Funds’ share price to fluctuate or decline more than other types of equity investments.

Fluctuation of Net Asset Value Risk. The NAV of each Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the Exchange. The adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of each Fund’s holdings trading individually or in the aggregate at any point in time. In addition, unlike conventional ETFs, each Fund is not an index fund. The Funds are actively managed and do not seek to replicate the performance of a specified index. Index based ETFs have generally traded at prices which closely correspond to NAV per share. Actively managed ETFs have a limited trading history and, therefore, there can be no assurance as to whether and/or the extent to which the Shares will trade at premiums or discounts to NAV.

Foreign Securities Risk (Smart Growth, Tactical Growth and Tactical Income ETF only). To the extent the Funds invest in Underlying Funds that own foreign securities, the Funds could be subject to greater risks because the Funds’ performance may depend on issues other than the performance of a particular company or U.S. market sector. Changes in foreign economies and political climates are more likely to affect the Funds than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations. As a result, the Funds may be exposed to greater risk and will be more dependent on the adviser’s ability to assess such risk than if the Funds invested solely in more developed countries.

Growth Stock Risk. (Hedge Growth ETF, Smart Growth ETF and Tactical Growth ETF only) Growth stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Growth stocks also tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, growth stocks tend to be sensitive to changes in their earnings and more volatile in price than the stock market as a whole. In addition, companies that the adviser believes have significant growth potential are often companies with new, limited or cyclical product lines, markets or financial resources and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

24

Income Risk. The Fund’s income may decline when yields fall. This decline can occur because the Fund or the Underlying Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Fund’s index are substituted, or the Fund or the Underlying Fund otherwise needs to purchase additional bonds.

Interest Rate Risk. An increase in interest rates may cause the value of securities held by the Fund or the Underlying Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments. The historically low interest rate environment, together with recent modest rate increases, heightens the risks associated with rising interest rates. The Fund will take positions in ETFs that invest in US Treasury and other futures and interest rate swaps. As a result, when interest rates decline, the Fund will underperform funds with long-only investments in the same investment grade bonds as the Fund. There is no guarantee that the Fund or Underlying Fund will have positive performance even in environments of sharply rising interest rates. There is no guarantee that the Fund or Underlying Fund will be able to successfully mitigate interest rate risk.

Inverse ETF Risk (Hedged Growth ETF only). Investing in inverse ETFs may result in increased volatility due to an inverse ETF’s possible use of short sales of securities and derivatives such as options and futures. The use of leverage by an ETF increases risk to the Fund. The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. Many inverse ETFs utilize daily futures contracts to produce their returns, and this frequent trading often increases fund expenses. Investments in inverse ETFs are speculative and are not meant to be long-term investments. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.

Junk Bonds Risk (Tactical Income ETF only). Lower-quality bonds, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Fund’s share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds (liquidity risk). Such securities may also include “Rule 144A” securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Leveraged ETF Risk (Hedged Growth ETF only). Investing in leveraged ETFs will amplify the Fund’s gains and losses. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

Management Risk. Each Fund’s ability to identify and invest in attractive opportunities is dependent upon the adviser. If one or more key individuals leave, the adviser may not be able to hire qualified replacements or may require extended time to do so. This situation could prevent each Fund from achieving its investment objectives. Each Fund’s portfolio managers use quantitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security.

Municipal Bonds Risk (Tactical Income ETF only). Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Certain municipalities may have difficulty meeting their obligations due to changes in underlying demographics. Municipal bonds can be significantly affected by political changes and uncertainties in the municipal market related to government regulation, taxation, legislative changes or the rights of municipal security holders. There may be less information available on the financial condition of issuers of municipal securities than for public corporations.

Portfolio Turnover Risk (Hedged Growth ETF and Tactical Income ETF only). The Fund may buy and sell investments frequently. Such a strategy often involves higher transaction costs, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

25

REITs Risk. (Smart Growth ETF and Tactical Growth ETF only) The Funds’ investments in Underlying Funds that hold REITs may subject the Funds to the following additional risks: declines in the value of real estate, changes in interest rates, lack of available mortgage funds or other limits on obtaining capital, overbuilding, extended vacancies of properties, increases in property taxes and operating expenses, changes in zoning laws and regulations, casualty or condemnation losses and tax consequences of the failure of a REIT to comply with tax law requirements. The Funds will bear a proportionate share of the REIT’s ongoing operating fees and expenses, which may include management, operating and administrative expenses in addition to the expenses of the Funds.

Sector Concentration Risk (Hedged Growth ETF and Tactical Growth ETF only). Sector concentration risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If the Funds invest more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Funds’ share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

Securities Market Risk. Stock market risk is the risk that the value of securities owned by the Funds may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously, although equity securities generally have greater price volatility than fixed income securities. Despite gains in some markets after steep declines during certain periods of 2008-2009, negative conditions and price declines may return unexpectedly and dramatically. In addition, the Funds could experience a loss when selling securities in order to meet unusually large or frequent redemption requests in times of overall market turmoil or declining prices for the securities sold. Stock prices change daily, sometimes rapidly, in response to company activity and general economic and market conditions. Certain stocks may decline in value even during periods when the prices of equity securities in general are rising, or may not perform as well as the market in general. Stock prices may also experience greater volatility during periods of challenging market conditions such as the one that the market recently experienced.

Small and Medium Capitalization Risk (Hedged Growth ETF, Smart Growth ETF and Tactical Growth ETF only). The stocks of small and medium capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

US Treasury Obligations Risk (Hedged Growth ETF, Smart Growth ETF and Tactical Growth ETF only). U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Changes to the financial condition or credit rating of the U.S. government may cause the value of U.S. Treasury obligations to decline.

Temporary Investments

To respond to adverse market, economic, political or other conditions, each Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While each Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that a Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds’ advisory fees and operational fees. Each Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure

A description of the Funds’ policies and procedures regarding the release of portfolio holdings information is available in the Funds’ Statement of Additional Information (“SAI”).

26

Cybersecurity

The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. Each Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact each Fund’s business operations, potentially resulting in financial losses; interference with each Fund’s ability to calculate its NAV; impediments to trading; the inability of each Fund, the adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for a Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

Securities Lending

To generate additional income, each Fund may lend its portfolio securities to qualified banks, broker-dealers and other financial institutions (referred to as “borrowers”), provided that: (i) the loan is continuously secured by collateral in cash, cash equivalents, bank letters of credit or U.S. Government securities equal to at least 100% of the value of the loaned securities, and such collateral is valued, or “marked to market,” daily (borrowers are required to furnish additional collateral to a Fund as necessary to fully cover its obligations); (ii) the loan may be recalled at any time by the Fund and the loaned securities returned; (iii) a Fund will receive any interest, dividends or other distributions paid on the loaned securities; and (iv) the aggregate value of the loaned securities will not exceed 33 1/3% of a Fund’s total assets. A Fund generally retains part or all of the interest received on investment of the cash collateral or receives a fee from the borrower. While this practice will not impact a Fund’s principal investment strategy, it does subject a Fund to the securities lending risk described in this Prospectus.

Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral, which may result in a loss of money by a Fund or a delay in recovering the loaned securities. In addition, in the event of bankruptcy of the borrower, the Fund could experience delays in recovering the loaned securities or only recover cash or a security of equivalent value. Therefore, a Fund will only enter into portfolio loans after a review of all pertinent factors by the Adviser under the oversight of the Board, including the creditworthiness of the borrower and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the adviser. An attempt may be made to recall a loan in time to vote proxies if fund management has knowledge of a material vote respect to the loaned securities and the matter involved would have a material effect on a Fund’s investment in the security. The costs of securities lending are not reflected in the “Annual Fund Operating Expenses” table or “Example” above.

Securities Lending Risk. Each of the Funds may lend its portfolio securities to financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the Fund receive cash collateral from the borrower equal to no less than 100% of the market value of the securities loaned. Each Fund may invest this cash collateral in high quality short-term debt obligations, government obligations, bank guarantees or money market mutual funds. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

27

Management

Investment Adviser

FormulaFolio Investments, LLC, located at 89 Ionia Avenue NW, Suite 600, Grand Rapids, MI 49503, serves as each Fund’s investment adviser (the “Adviser”). The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. As of May 31, 2019, the Adviser manages separate accounts and mutual funds and has approximately $2.9 billion in assets under management.

Subject to the oversight of the Board of Trustees (the “Board”), the Adviser is responsible for managing the Fund’s investments, placing trade orders and providing related administrative services and facilities under an advisory agreement between each Fund and the Adviser (the “Investment Advisory Agreement”).

The management fee set forth in the Investment Advisory Agreement is 0.80% for the Hedged Growth ETF, 0.35% for the Smart Growth ETF, 0.60% for the Tactical Growth ETF and 0.60% for the Tactical Income ETF annually, to be paid on a monthly basis. In addition to investment advisory fees, each Fund pays other expenses including costs incurred in connection with the maintenance of securities law registration, printing and mailing prospectuses and statements of additional information to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholders meetings. A discussion regarding the basis for the Board of Trustees’ renewal of the advisory agreement is available in the Funds’ annual report to shareholders dated May 31, 2019.

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of each Fund, until at least September 30, 2020, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement excluding (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser) will not exceed 0.95% of the Hedged Growth ETF’s, 0.60% of the Smart Growth ETF’s, 0.80% of the Tactical Growth ETF’s and 0.80% of the Tactical Income ETF’s average daily net assets; subject to possible recoupment from the Fund in future years within the three years from the date the fees have been waived or reimbursed if such recoupment can be achieved within the lesser of the expense limitations in place at the time of waiver and the expense limitation in place at the time of recapture. The expense limit arrangement may not be terminated during this time period without prior approval of the Board of Trustees on 60 days’ written notice to the Adviser. Fee waiver and reimbursement arrangements can decrease each Fund’s expenses and boost its performance.

Portfolio Managers

Jason Wenk

Jason Wenk has been the Founder, Director of Product Development and Strategy Consultant of the Adviser since September 2018. Mr. Wenk served as Chief Investment Officer of the Adviser from 2005-2018. Jason has 15 years’ experience as a professional money manager as well as founding another RIA firm called Retirement Wealth Advisors.

Derek Prusa, CFA, CFP

Derek Prusa has been the Senior Market Analyst of the Adviser since 2014. From 2012-2014, Mr. Prusa was a portfolio planner and adviser at Rinvelt & Davide, an investment advisory firm. Prior to that, Mr. Prusa was a student at Ferris State University.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed and ownership of Fund shares.

28

How Shares Are Priced

Shares of each Fund are sold at NAV. The NAV of each Fund is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on each day the Exchange is open for business. NAV is computed by determining the aggregate market value of all assets of the applicable Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The Exchange is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (“Exchange Close”). The NAV takes into account the expenses and fees of each Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for each Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by each Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the Exchange on that day.

Generally, fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. When prices are not available from such services or are deemed to be unreliable, such securities are valued in accordance with procedures approved by the Board. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

With respect to any portion of a Fund’s assets that are invested in ETFs, the Fund’s NAV is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value committee composed of one or more officers from each of the (i) Fund’s management, (ii) administrator, and (iii) Adviser. The committee may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Funds may use independent pricing services to assist in calculating the value of each Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Funds.

In computing the NAV, the Funds value foreign securities held by a Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the Exchange. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in a Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before a Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

29

Premium/Discount Information

Investors other than Authorized Participants will buy and sell Shares in secondary market transactions through brokers at market prices and the Shares will trade at market prices. The market price of Shares may be greater than, equal to, or less than NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Information regarding the intraday value of shares of the Funds, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout each trading day by the securities exchange on which the Funds’ shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of each Fund’s securities, including cash required to be deposited in exchange for a Creation Unit. The IOPV is generally determined by using both current market quotations and price quotations obtained from broker-dealers and other market intermediaries that may trade in a Fund’s portfolio securities. The IOPV may not reflect the exact composition of a Fund’s current portfolio of securities at a particular point in time or the best possible valuation of a Fund’s current portfolio. As a result, the IOPV should not be confused with the NAV, which is computed only once a day. Information regarding how often the Shares traded at a price above (at a premium to) or below (at a discount to) the NAV of the Funds during the past four calendar quarters, when available, can be found at www.formulafoliofunds.com.

How to Buy and Sell Shares

Shares of the Funds are listed for trading on the Exchange under the symbols FFHG for the Hedged Growth ETF, FFSG for Smart Growth ETF, FFTG for the Tactical Growth ETF and FFTI for Tactical Income ETF. Share prices are reported in dollars and cents per Share. Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares, and shares typically trade in blocks of less than a Creation Unit. There is no minimum investment required. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading. The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When buying or selling shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

APs may acquire Shares directly from the Funds, and APs may tender their shares for redemption directly to the Funds, at NAV per Share only in large blocks, or Creation Units, of 25,000 shares. Purchases and redemptions directly with the Funds must follow each Fund’s procedures, which are described in the SAI.

The Funds may liquidate and terminate at any time without shareholder approval.

Share Trading Prices

The approximate value of Shares, an amount representing on a per share basis the sum of the current market price of the securities accepted by the Funds in exchange for Shares and an estimated cash component will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a “real-time” update of the NAV per Share because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value of the shares, and the Funds do not make any warranty as to the accuracy of these values.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

30

Frequent Purchases and Redemptions of Fund Shares

Shares can only be purchased and redeemed directly from the Funds in Creation Units by APs, and the vast majority of trading Shares occurs on the secondary market. Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Funds, to the extent effected in-kind (i.e., for securities), those trades do not cause the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, those trades could result in dilution to the Funds and increased transaction costs, which could negatively impact a Fund’s ability to achieve its investment objective. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV. The Funds also employ fair valuation pricing to minimize potential dilution from market timing. In addition, the Funds impose transaction fees on purchases and redemptions of Shares to cover the custodial and other costs incurred by the Funds in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a Fund’s trading costs increase in those circumstances. Given this structure, the Trust has determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Shares.

Distribution and Service Plan

The Funds have adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Funds are authorized to pay distribution fees to the distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Funds may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the1940 Act.

No distribution or service fees are currently paid by the Funds, and will not be paid by the Funds unless authorized by the Board of Trustees. There are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Funds.

Dividends, Other Distributions and Taxes

Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on a Fund’s portfolio that could arise from frequent cash redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders if the mutual fund needs to sell portfolio securities to obtain cash to meet net fund redemptions. These sales may generate taxable gains for the ongoing shareholders of the mutual fund, whereas the shares’ in-kind redemption mechanism generally will not lead to a tax event for the Funds or its ongoing shareholders.

Ordinarily, dividends from net investment income, if any, are declared and paid monthly by the Tactical Income ETF and declared and paid quarterly by the Hedged Growth ETF. The Funds distribute their net realized capital gains, if any, to shareholders annually. The Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares.

Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

•	A Fund makes distributions,
•	You sell your Shares listed on the Exchange, and
•	You purchase or redeem Creation Units
31

Taxes on Distributions

Distributions from each Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income, except that each Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions), if any, generally are subject to federal income tax for non-corporate shareholders who satisfy those restrictions with respect to their Shares at the rate for net capital gain. A part of each Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations -- the eligible portion may not exceed the aggregate dividends each Fund receives from domestic corporations subject to federal income tax (excluding REITs) and excludes dividends from foreign corporations -- subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax.

In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Funds (if that option is available). Distributions reinvested in additional Shares through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional shares to the same extent as if such distributions had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the shares and as capital gain thereafter. A distribution will reduce a Fund’s NAV per share and may be taxable to you as ordinary income or capital gain (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, the Funds are required to withhold 28% of your distributions and redemption proceeds if you have not provided the Fund with a correct Social Security number or other taxpayer identification number and in certain other situations.

Taxes on Exchange-Listed Share Sales

Any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. The ability to deduct capital losses from sales of Shares may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus any Cash Component it pays. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash equal to the difference between the NAV of the Shares being redeemed and the value of the securities. The Internal Revenue Service (“IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price. See “Tax Status” in the SAI for a description of the newly effective requirement regarding basis determination methods applicable to share redemptions and each Fund’s obligation to report basis information to the IRS.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Shares under all applicable tax laws. See “Tax Status” in the SAI for more information.

32

Fund Service Providers

Gemini Fund Services, LLC is the Funds’ administrator and fund accountant. It has its principal office at 17645 Wright Street, Suite 200, Omaha, NE 68130, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. It is an affiliate of Northern Lights Distributors, LLC.

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110, is the Funds’ transfer agent and custodian.

Northern Lights Distributors, LLC (the “Distributor”), 17645 Wright Street, Suite 200, Omaha, NE 68130, is the distributor for the shares of the Funds. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Thompson Hine LLP, 41 South High Street, 17th Floor, Columbus, OH 43215, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115, serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

Other Information

Investments by Investment Companies

The SEC has granted an exemptive order to the Adviser permitting registered investment companies and unit investment trusts that enter into an agreement with the Trust (“Investing Funds”) to invest in series of the Trust beyond the limits set forth in Section 12(d)(1) of the 1940 Act subject to certain terms and conditions. This aspect of the exemptive order is not applicable to the Funds. Accordingly, Investing Funds must adhere to the limits set forth in Section 12(d)(1) of the 1940 Act when investing in the Funds.

Continuous Offering

The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Funds on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Dealers effecting transactions in the shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

Householding

To reduce expenses, the Funds mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 888-562-8880 on days the Funds are open for business or contact your financial institution. The Funds will begin sending you individual copies thirty days after receiving your request.

33

Financial Highlights

The following table is intended to help you better understand each Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Funds, assuming reinvestment of all dividends and distributions. The information for the fiscal period ended May 31, 2018 and fiscal year ended May 31, 2019 has been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the annual report, which is available upon request.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	FormulaFolios Hedged Growth ETF

	For the Year Ended		For the Period Ended
	May 31, 2019		May 31, 2018 (1)

Net asset value, beginning of period	$28.03		$25.00
Activity from investment operations:
Net investment income (2)	0.12		0.12
Net realized and unrealized gain (loss) on investments	(1.98)		3.06
Total from investment operations	(1.86)		3.18
Less distributions from:
Net investment income	(0.13)		(0.15)
Net realized gains	(0.44)		—
Total distributions	(0.57)		(0.15)
Net asset value, end of period	$25.60		$28.03
Market price, end of period	$25.62		$28.04
Total return (3)	(6.66)%		13.03	% (7)
Net assets, at end of period (000s)	$65,271		$63,063
Ratio of gross expenses to average net assets (5)	1.03%		1.06	% (8)
Ratio of net expenses to average net assets (5)	0.98	% (9)	0.95	% (8)
Ratio of net investment income to average net assets (4)	0.43%		0.44	% (8)
Portfolio Turnover Rate (6)	666%		138	% (7)

(1)	The FormulaFolios Hedged Growth ETF commenced operations on June 5, 2017.
(2)	Per share amounts calculated using the average shares method.
(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date’s net asset value per share on their respective payment dates.
(4)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(5)	Does not include the Fund’s share of the expenses of the underlying investment companies in which the Fund invests.
(6)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
(7)	Not Annualized
(8)	Annualized
(9)	Ratio includes 0.03% for the year ended May 31, 2019 that attributes to interest expense and fees.
34

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	FormulaFolios Smart Growth ETF

	For the Year Ended	For the Period Ended
	May 31, 2019	May 31, 2018 (1)

Net asset value, beginning of period	$26.10	$25.00
Activity from investment operations:
Net investment income (2)	0.35	0.12
Net realized and unrealized gain (loss) on investments	(1.10)	1.17
Total from investment operations	(0.75)	1.29
Less distributions from:
Net investment income	(0.37)	(0.19)
Total distributions	(0.37)	(0.19)
Net asset value, end of period	$24.98	$26.10
Market price, end of period	$24.96	$26.09
Total return (3)	(2.83)%	5.21	% (7)
Net assets, at end of period (000s)	$50,593	$22,834
Ratio of gross expenses to average net assets (5)	0.61%	1.67	% (8)
Ratio of net expenses to average net assets (5)	0.60%	0.60	% (8)
Ratio of net investment income to average net assets (4)	1.35%	0.81	% (8)
Portfolio Turnover Rate (6)	0%	0	% (7)
(1)	The FormulaFolios Smart Growth ETF commenced operations on October 31, 2017.
(2)	Per share amounts calculated using the average shares method.
(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date’s net asset value per share on their respective payment dates.
(4)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(5)	Does not include the Fund’s share of the expenses of the underlying investment companies in which the Fund invests.
(6)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
(7)	Not Annualized
(8)	Annualized
35

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	FormulaFolios Tactical Growth ETF

	For the Year Ended	For the Period Ended
	May 31, 2019	May 31, 2018 (1)

Net asset value, beginning of period	$25.16	$25.00
Activity from investment operations:
Net investment income (2)	0.37	0.12
Net realized and unrealized gain (loss) on investments	(1.34)	0.25
Total from investment operations	(0.97)	0.37
Less distributions from:
Net investment income	(0.41)	(0.21)
Total distributions	(0.41)	(0.21)
Net asset value, end of period	$23.78	$25.16
Market price, end of period	$23.79	$25.16
Total return (3)	(3.81)%	1.35	% (7)
Net assets, at end of period (000s)	$49,932	$30,821
Ratio of gross expenses to average net assets (5)	0.87%	1.13	% (8)
Ratio of net expenses to average net assets (5)	0.80%	0.80	% (8)
Ratio of net investment income to average net assets (4)	1.56%	0.82	% (8)
Portfolio Turnover Rate (6)	92%	56	% (7)
(1)	The FormulaFolios Tactical Growth ETF commenced operations on October 31, 2017.
(2)	Per share amounts calculated using the average shares method.
(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date’s net asset value per share on their respective payment dates.
(4)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(5)	Does not include the Fund’s share of the expenses of the underlying investment companies in which the Fund invests.
(6)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
(7)	Not Annualized
(8)	Annualized
36

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	FormulaFolios Tactical Income ETF

	For the Year Ended	For the Period Ended
	May 31, 2019	May 31, 2018 (1)

Net asset value, beginning of period	$24.02	$25.00
Activity from investment operations:
Net investment income (2)	0.77	0.77
Net realized and unrealized gain (loss) on investments	0.11	(1.00)
Total from investment operations	0.88	(0.23)
Less distributions from:
Net investment income	(0.77)	(0.75)
Total distributions	(0.77)	(0.75)
Net asset value, end of period	$24.13	$24.02
Market price, end of period	$24.15	$24.06
Total return (3)	3.77%	(1.02	)% (7)
Net assets, at end of period (000s)	$231,634	$171,739
Ratio of gross expenses to average net assets (5)	0.74%	0.75	% (8)
Ratio of net expenses to average net assets (5)	0.74%	0.75	% (8)
Ratio of net investment income to average net assets (4)	3.24%	3.19	% (8)
Portfolio Turnover Rate (6)	135%	48	% (7)
(1)	The FormulaFolios Tactical Income ETF commenced operations on June 5, 2017.
(2)	Per share amounts calculated using the average shares method.
(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date’s net asset value per share on their respective payment dates.
(4)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(5)	Does not include the Fund’s share of the expenses of the underlying investment companies in which the Fund invests.
(6)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
(7)	Not Annualized
(8)	Annualized
37

PRIVACY NOTICE

Northern Lights Fund Trust IV

Rev. August 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST IV DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•         Social Security number and wire transfer instructions

•         account transactions and transaction history

•         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust IV chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust IV share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

38

PRIVACY NOTICE

Northern Lights Fund Trust IV

What we do:
How does Northern Lights Fund Trust IV protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust IV collect my personal information?

We collect your personal information, for example, when you

•         open an account or deposit money

•         direct us to buy securities or direct us to sell your securities

•         seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•         sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•         affiliates from using your information to market to you.

•         sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust IV has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust IV does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust IV does not jointly market.

39

FormulaFolios Hedged Growth ETF

FormulaFolios Smart Growth ETF

FormulaFolios Tactical Growth ETF

FormulaFolios Tactical Income ETF

Adviser	FormulaFolio Investments, LLC 89 Ionia Avenue NW, Suite 600 Grand Rapids, MI 49503	Distributor	Northern Lights Distributors, LLC 17645 Wright Street, Suite 200 Omaha, NE 68130
Custodian & Transfer Agent	Brown Brothers Harriman & Co. 50 Post Office Square Boston, MA 02110	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Administrator	Gemini Fund Services, LLC 17645 Wright Street, Suite 200 Omaha, NE 68130	Independent Registered Public Accountant	Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115

Additional information about the Funds is included in the Funds’ SAI dated September 30, 2019. The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Funds’ policies and management. Additional information about the Funds’ investments will also be available in the Funds’ Annual and Semi-Annual Reports to Shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal period.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Funds, or to make shareholder inquiries about the Funds, please call 888-562-8880. Information relating to the Funds can be found on the website at formulafoliofunds.com. You may also write to:

FormulaFolios Hedged Growth ETF

FormulaFolios Smart Growth ETF

FormulaFolios Tactical Growth ETF

FormulaFolios Tactical Income ETF

c/o Gemini Fund Services, LLC

17645 Wright Street, Suite 200

Omaha, Nebraska 68130

You may review and obtain copies of the Funds’ information at the SEC Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

Investment Company Act File # 811-23066

FormulaFolios Hedged Growth ETF

FFHG

FormulaFolios Smart Growth ETF

FFSG

FormulaFolios Tactical Growth ETF

FFTG

FormulaFolios Tactical Income ETF

FFTI

Each a series of Northern Lights Fund Trust IV

STATEMENT OF ADDITIONAL INFORMATION
September 30, 2019

Listed and traded on:

Cboe BZX Exchange, Inc. (“Exchange”)

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the combined Prospectus of the FormulaFolios Hedged Growth ETF (“Hedged Growth ETF”), FormulaFolios Smart Growth ETF (“Smart Growth ETF”), FormulaFolios Tactical Growth ETF (“Tactical Growth ETF”) and FormulaFolios Tactical Income ETF (“Tactical Income ETF”) (each a "Fund" and, together, the “Funds”) dated September 30, 2019. The Funds’ Prospectus is hereby incorporated by reference, which means it is legally part of this document. You can obtain copies of the Funds’ Prospectus, annual or semiannual reports without charge by contacting the Funds’ Distributor, Northern Lights Distributors, LLC, 17645 Wright Street, Suite 200, Omaha, NE 68130-2095 or by calling 888-562-8880. You may also obtain a Prospectus by visiting the website at www.formulafoliofunds.com.

FormulaFolios ETFs

Each a series of the Northern Lights Fund Trust IV (the “Trust”)

TABLE OF CONTENTS

THE FUNDS	1
TYPES OF INVESTMENTS	1
INVESTMENT RESTRICTIONS	13
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS	14
MANAGEMENT	15
CONTROL PERSONS AND PRINCIPAL HOLDERS	19
INVESTMENT ADVISER	20
THE DISTRIBUTOR	22
PORTFOLIO MANAGERS	24
ALLOCATION OF PORTFOLIO BROKERAGE	25
PORTFOLIO TURNOVER	26
OTHER SERVICE PROVIDERS	26
DESCRIPTION OF SHARES	29
ANTI-MONEY LAUNDERING PROGRAM	29
PURCHASE, REDEMPTION AND PRICING OF SHARES	30
TAX STATUS	49
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	53
LEGAL COUNSEL	53
FINANCIAL STATEMENTS	53
APPENDIX A – PROXY VOTING POLICIES AND PROCEDURES	A-1

The Funds

Each Fund is a diversified series of Northern Lights Fund Trust IV, a Delaware statutory trust organized on June 2, 2015 (the "Trust"). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the "Board" or "Trustees").

The Funds may issue an unlimited number of shares of beneficial interest (“Shares”). All Shares have equal rights and privileges. Each Share is entitled to one vote on all matters as to which Shares are entitled to vote. In addition, each Share is entitled to participate equally with other Shares (i) in dividends and distributions declared by such Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.

Each Fund’s investment objective, restrictions and policies are more fully described here and in the Prospectus. The Board may start other series and offer shares of a new fund under the Trust at any time.

The Funds will issue and redeem Shares at net asset value ("NAV") only in aggregations of 50,000 Shares (for Hedged Growth ETF and Tactical Income ETF) or of 25,000 Shares (for Smart Growth ETF and Tactical Growth ETF) (each a "Creation Unit"). The Funds will issue and redeem Creation Units principally in exchange for an in-kind deposit of a basket of designated securities (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"), plus a transaction fee. The Funds are expected to be approved for listing, subject to notice of issuance, on Cboe BZX Exchange, Inc. (the "Exchange"). Shares will trade on the Exchange at market prices that may be below, at, or above NAV. In the event of the liquidation of the Funds, a share split, reverse split or the like, the Trust may revise the number of Shares in a Creation Unit.

The Funds reserve the right to offer creations and redemptions of shares for cash. In addition, shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash equal to up to 115% of the market value of the missing Deposit Securities. In each instance of such cash creations or redemptions, transaction fees, may be imposed and may be higher than the transaction fees associated with in-kind creations or redemptions. See PURCHASE, REDEMPTION AND PRICING OF SHARES below.

Exchange Listing and Trading

In order to provide additional information regarding the indicative value of Shares, the Exchange or a market data vendor will disseminate every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated indicative optimized portfolio value ("IOPV") for the Funds as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPV and makes no representation or warranty as to the accuracy of the IOPV.

Types of Investments

The investment objective of each Fund and the descriptions of each Fund’s principal investment strategies are set forth under "Investment Objective” and Principal Investment Strategies” in the Prospectus. Each Fund’s investment objective is not fundamental and may be changed without the approval of a majority of the outstanding voting securities of the Trust.

The following pages contain more detailed information about the types of instruments in which each Fund may invest directly or indirectly as a principal or non-principal investment strategy. These instruments include other investment companies and strategies FormulaFolio Investments, LLC (the “Adviser”) employs in pursuit of each Fund’s investment objective and a summary of related risks.

Securities of Other Investment Companies

Investments in exchange traded funds (“ETFs”) and mutual funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in such funds. Due to legal limitations, a Fund will be prevented from: 1) purchasing more than 3% of an investment company's (including ETFs) outstanding shares; 2) investing more than 5% of a Fund’s assets in any single such investment company, and 3) investing more than 10% of a Fund’s assets in investment

1

companies overall; unless: (i) the underlying investment company and/or a Fund has received an order for exemptive relief from such limitations from the Securities and Exchange Commission ("SEC"); and (ii) the underlying investment company and a Fund take appropriate steps to comply with any conditions in such order. In the alternative, a Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% limitation and the 10% limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired fund) does not exceed the limits on sales loads established by Financial Industry Regulatory Authority (“FINRA”) for funds of funds. In addition to ETFs, a Fund may invest in other investment companies such as open-end mutual funds or exchange-traded funds, within the limitations described above. Each investment company is subject to specific risks, depending on the nature of a Fund. ETFs and mutual funds may employ leverage, which magnifies the changes in the underlying stock or other index upon which they are based.

Open-End Investment Companies

A Fund and any "affiliated persons," as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) may purchase in the aggregate only up to 3% of the total outstanding securities of any underlying fund. Accordingly, when affiliated persons hold shares of any of the underlying fund, a Fund’s ability to invest fully in shares of those funds is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference. The 1940 Act also provides that an underlying fund whose shares are purchased by a Fund will be obligated to redeem shares held by a Fund only in an amount up to 1% of the underlying fund’s outstanding securities during any period of less than 30 days. Shares in excess of 1% of an underlying fund’s outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of a Fund’s total assets.

Under certain circumstances an underlying fund may determine to make payment of a redemption by a Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, a Fund may hold securities distributed by an underlying fund until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the underlying fund(s) are made independently of a Fund and the Adviser. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result would be an indirect expense to a Fund without accomplishing any investment purpose.

Exchange Traded Funds

ETFs are generally passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and typically provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts. Under certain circumstances, the adviser may invest in ETFs, known as "inverse funds," which are designed to produce results opposite to market trends. Inverse ETFs are funds designed to rise in price when stock prices are falling.

ETFs have two markets. The primary market is where institutions swap "creation units" in block-multiples of, for example, 25,000 or 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the NAV is calculated. ETFs share many similar risks with open-end and closed-end funds.

Foreign Securities

Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to a Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect

2

assets of a Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent currency exchange transactions do not fully protect a Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which a Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of a Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which a Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of a Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Short Sales

An Underlying Fund may sell securities short as an outright investment strategy and to offset potential declines in long positions in similar securities. A short sale is a transaction in which an Underlying Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When an Underlying Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. An Underlying Fund is required to make a margin deposit in connection with such short sales; an Underlying Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time an Underlying Fund covers its short position, an Underlying Fund will incur a loss; conversely, if the price declines, an Underlying Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent an Underlying Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker. A short sale is "against the box" to the extent an Underlying Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Equity Securities

Equity securities include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred Stock

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

A fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic

3

conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

Real Estate Investment Trusts

An Underlying Fund may invest in securities of real estate investment trusts ("REITs"). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as "Equity REITs", "Mortgage REITs" and "Hybrid REITs." An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although an Underlying Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through an Underlying Fund, a shareholder bears not only a proportionate share of the expenses of an Underlying Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Warrants

Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

4

Depositary Receipts

Sponsored and unsponsored American Depositary Receipts ("ADRs"), are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Many of the risks described below regarding foreign securities apply to investments in ADRs.

Emerging Markets Securities

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Certificates of Deposit and Bankers' Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. It may be secured by letters of credit, a surety bond or other forms of collateral. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

5

Information on Time Deposits and Variable Rate Notes

Time deposits are issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the depositor on the date specified with respect to the deposit. Time deposits do not trade in the secondary market prior to maturity. However, some time deposits may be redeemable prior to maturity and may be subject to withdrawal penalties.

The commercial paper obligations are typically unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Fund and the issuer. It permits daily changes in the amounts invested. A Fund, typically, has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct investment arrangements between a Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to a Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer (redeemed) on demand within seven days.

Insured Bank Obligations

The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $250,000. A Fund may elect to purchase bank obligations in small amounts so as to be fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. The Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprise.

Debt Issued by United States Government Agencies

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association ("Ginnie Mae"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Farm Credit Banks, the Federal National Mortgage Association ("Fannie Mae"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., Ginnie Mae mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., Fannie Mae Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association).

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and

6

mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues participation certificates (“PCs”), which represent interests in conventional mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the "FHFA") announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.

Securities Options

A Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100®. Indices may also be based on an industry or market segment, such as the NYSE Arca Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange and the NASDAQ PHLX.

An Underlying Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by an Underlying Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such

7

underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event an Underlying Fund will have paid a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by an Underlying Fund expires unexercised, the Underlying Fund realizes a loss equal to the premium paid. If an Underlying Fund enters into a closing sale transaction on an option purchased by it, the Underlying Fund realizes a gain if the premium received by the Underlying Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by an Underlying Fund expires on the stipulated expiration date or if an Underlying Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by an Underlying Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and an Underlying Fund will realize a gain or loss.

Certain Risks Regarding Options

There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by a Fund of options on stock indices will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and a Fund’s securities that would result in a loss on both such securities and the options on stock indices acquired by a Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, a Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

8

Cover for Options Positions

Transactions using options (other than options that a Fund has purchased) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. A Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with a Fund’ custodian in the prescribed amount. Under current SEC guidelines, a Fund will segregate assets to cover transactions in which a Fund writes or sells options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund’s assets to cover or segregated accounts could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Options on Futures Contracts

An Underlying Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer Options

An Underlying Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While an Underlying Fund might look to a clearing corporation to exercise exchange-traded options, if an Underlying Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by an Underlying Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, an Underlying Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when an Underlying Fund writes a dealer option, it may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom an Underlying Fund originally wrote the option. While an Underlying Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with an Underlying Fund, there can be no assurance that an Underlying Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless an Underlying Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, an Underlying Fund may be unable to liquidate a dealer option. With respect to options written by an Underlying Fund, the inability to enter into a closing transaction may result in material losses to an Underlying Fund. For example, because an Underlying Fund must maintain a secured position with respect to any call option on a security it writes, an Underlying Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair an Underlying Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. An Underlying Fund may treat the cover used for written dealer options as liquid if the dealer agrees that an Underlying Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, an Underlying Fund will treat dealer options as subject to an Underlying Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, an Underlying Fund will change its treatment of such instruments accordingly.

9

Spread Transactions

An Underlying Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives an Underlying Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that an Underlying Fund does not own, but which is used as a benchmark. The risk to an Underlying Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect an Underlying Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Repurchase Agreements

An Underlying Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as an Underlying Fund) purchases a security (known as the "underlying security") from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to an Underlying Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to an Underlying Fund on repurchase. In either case, the income to an Underlying Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be "fully collateralized," in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by an Underlying Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, an Underlying Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while an Underlying Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Trading in Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when a Fund purchases or sells a security, no price would be paid or received by a Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain a Fund’s open positions in futures contracts, a Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a Fund.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." A Fund expects to earn interest income on margin deposits.

10

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, a Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Regulation as a Commodity Pool Operator

The Trust, on behalf of each Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to both Funds’ operation. Accordingly, each Fund is not subject to registration or regulation as a commodity pool operator.

When-Issued, Forward Commitments and Delayed Settlements

An Underlying Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled "Custodian") will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of a Fund’s commitment. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Underlying Funds generally do not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives. Because a Fund will segregate liquid assets to satisfy purchase commitments in the manner described, a Fund’s liquidity and the ability of the Adviser to manage them may be affected in the event a Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

An Underlying Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, an Underlying Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to an Underlying Fund on the settlement date. In these cases a Fund may realize a taxable capital gain or loss. When an Underlying Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in an Underlying Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of an Underlying Fund starting on the day an Underlying Fund agrees to purchase the securities. An Underlying Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Illiquid and Restricted Securities

A Fund and an Underlying Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not

11

been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. A Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. A Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by NASDAQ.

Under guidelines adopted by the Board, the Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two Nationally Recognized Statistical Rating Organizations ("NRSROs") or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of a Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Sector Risk

To the extent the Fund invests more heavily in particular sectors of the economy through investments in the Underlying Funds, its performance will be especially sensitive to developments that significantly affect those sectors.

Financial Services Sector Risk. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer, and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis. Insurance companies, in particular, may be significantly affected by changes in interest rates, catastrophic events, price and market competition, the imposition of premium rate caps, or other changes in government regulation or tax law and/or rate regulation, which may have an adverse impact on their profitability. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

Precious Metals Sector Risk.  Prices of precious metals and of precious metal related securities historically have been very volatile. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals. In addition, the gains derived from trading in precious metals will be closely monitored to avoid potentially negative tax consequences.

12

Investment Restrictions

Each Fund has adopted the following investment restrictions that may not be changed without approval by a "majority of the outstanding shares" of the Fund, which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund. Each Fund may not:

1.	Issue senior securities, except as otherwise permitted under the 1940 Act, and the rules and regulations promulgated thereunder;
2.	Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions;
3.	Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities, and except to the extent that the Fund may be deemed an underwriter under the Securities Act, by virtue of disposing of portfolio securities);
4.	Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs);

5.        Invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry or group of industries. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.);

6.	Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments) or commodity futures contracts, except that the Fund may purchase and sell futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities; or
7.	Make loans to others, except that the Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and sub-participations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, (v) enter into transactions where each loan is represented by a note executed by the borrower, and (vi) make time deposits with financial institutions and invest in instruments issued by financial institutions. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

If a restriction on a Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to fundamental investment restriction #2 above, if a Fund’s asset coverage falls below 300%, the Fund will reduce borrowing within 3 days in order to ensure that the Fund has 300% asset coverage.

With respect to fundamental investment restriction #5, if a Fund invests in one or more investment companies that concentrates its investments in a particular industry, the Fund will examine its other investment company holdings to ensure that the Fund is not indirectly concentrating its investments in a particular industry.

Although fundamental investment restriction #7 reserves for a Funds the ability to make loans, there is no present intent to loan money or portfolio securities and additional disclosure will be provided if such a strategy is implemented in the future.

13

Policies and Procedures for Disclosure of Portfolio Holdings

The Trust has adopted a policy regarding the disclosure of information about each Fund's portfolio holdings. The Funds and their service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or any affiliated person of the Adviser) in connection with the disclosure of portfolio holdings information of the Funds. The Trust’s policy is implemented and overseen by the chief compliance officer of the Trust, subject to the oversight of the Board. Periodic reports regarding these procedures will be provided to the Board. The Trust, the Adviser and the Distributor (as defined below) will not disseminate non-public information concerning the Trust. The Board must approve all material amendments to this policy.

Each business day, the Fund’s portfolio holdings information will generally be provided for dissemination through the facilities of the National Securities Clearing Corporation ("NSCC") and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants (as defined below), and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Funds in the secondary market. This information typically reflects the Fund’s anticipated holdings as of the next Business Day (as defined below).

Access to information concerning each Fund's portfolio holdings may be permitted to personnel of third party service providers, including the Funds’ custodian, transfer agent, auditors and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers' agreements with the Trust on behalf of the Funds.

The Funds disclose on the Adviser’s website at www.formulafoliofunds.com at the start of each Business Day the identities and quantities of the securities and other assets held by the Funds that will form the basis of each Fund’s calculation of its NAV on that Business Day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on that Business Day. The Funds may also concurrently disclose this portfolio holdings information directly to ratings agencies on a daily basis.

Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund's portfolio holdings with the SEC on Form N-Q. The Trust will also disclose a complete schedule of each Fund's portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters.

Form N-Q and Form N-CSR for the Funds will be available on the SEC's website at www.sec.gov. Each Fund's Form N-Q and Form N-CSR, when available, may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 202-551-8090. Each Fund's Form N-Q and Form N-CSR will be available without charge, upon request, by visiting www.formulafoliofunds.com or by writing to the Fund, c/o Gemini Fund Services, LLC,17645 Wright Street, Suite 200, Omaha, NE 68130.

The Adviser. Personnel of the Adviser, including personnel responsible for managing each Fund’s portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide its management, administrative, and investment services to the Funds. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, as demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Gemini Fund Services, LLC. Gemini Fund Services, LLC is the fund accountant, administrator and custody administrator for the Funds; therefore, its personnel have full daily access to each Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Brown Brothers Harriman & Co. Brown Brothers Harriman & Co. is custodian and transfer agent for the Funds; therefore, its personnel have full daily access to each Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Cohen & Company, Ltd. Cohen & Company, Ltd. is each Fund’s independent registered public accounting firm; therefore, its personnel have access to each Fund’s portfolio holdings in connection with auditing of each Fund’s annual financial statements and providing assistance and consultation in connection with SEC filings.

14

Thompson Hine LLP. Thompson Hine LLP is counsel to the Funds; therefore, its personnel have access to each Fund’s portfolio holdings in connection with review of each Fund’s annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients

The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Funds’ portfolio securities at any time or to any persons other than those described above. In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Funds, the Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

Compliance with Portfolio Holdings Disclosure Procedures

The Trust’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Funds’ portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust's policies on disclosure of portfolio holdings will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

Management

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust's By-laws (the "Governing Documents"), which have been filed with the SEC and are available upon request. The Board consists of three (3) individuals, each of whom are not "interested persons" (as defined under the 1940 Act) of the Trust or any investment adviser to any series of the Trust ("Independent Trustees"). Pursuant to the Governing Documents, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Joseph Breslin, who has served as the Chairman of the Board since July 2015. The Board of Trustees is comprised of three independent Trustees. Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Governing Documents, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) executing and administering of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its funds and each shareholder.

Board Risk Oversight

The Board of Trustees has a standing independent Audit Committee, Nominating and Governance Committee and Contract Review Committee, each with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information. The primary purposes of the Nominating and Governance Committee are to consider and evaluate the structure, composition and operation of the Board, to evaluate and recommend

15

individuals to serve on the Board of the Trust, and to consider and make recommendations relating to the compensation of the Trust’s independent trustees.  The Nominating and Governance Committee may consider recommendations for candidates to serve on the Board from any source it deems appropriate. The primary purpose of the Contract Review Committee is to oversee and guide the process by which the Independent Trustees annually consider whether to approve or renew the Trust’s investment advisory, sub-advisory and distribution agreements, Rule 12b-1 plans, and such other agreements or plans involving the Trust as specified in the Contract Review Committee’s charter or as the Board determines from time to time.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. Breslin has over 20 years of business experience in the investment management and brokerage business and possesses a strong understanding of the regulatory framework under which investment companies must operate based, in part, upon his years of service as an officer and/or Trustee to other registered investment companies. Thomas Sarkany is qualified to serve as a Trustee based on his experience in various business and consulting positions, and through his experience from service as a board member of the Trust and other investment companies. Since 2010, he has been the President of a financial services firm and from 1994 through 2010, held various roles at a publicly held company providing financial research, publications and money management services to retail and institutional investors, including Director of Marketing and Asset Management, Director of Index Licensing, and member of the Board of Directors. In addition to his service as a Trustee of the Trust, Mr. Sarkany serves as a trustee of the Northern Lights Fund Trust II and has previously served as a director of certain public companies. Charles R. Ranson has more than 20 years’ experience in strategic analysis and planning, risk assessment, and capital formation in the operation of complex organizations and entrepreneurial ventures. In addition to his service to the Trust, Mr. Ranson serves as an independent trustee to another mutual fund complex. Each Trustee’s ability to perform his duties effectively also has been enhanced by his educational background and professional training. The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17645 Wright Street, Suite 200, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Joseph Breslin Year of Birth: 1953	Independent Trustee and Chairman of the Board since 2015	President and Consultant, Adviser Counsel, Inc. (formerly J.E. Breslin & Co.) (management consulting firm to investment advisers), 2009 to present.	4	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Director, Kinetics Mutual Funds, Inc. (since 2000); Trustee, Kinetics Portfolios Trust (since 2000); Trustee, Forethought Variable Insurance Trust (since 2013); Trustee, BlueArc Multi-Strategy Fund (2014-2017); Hatteras Trust (2004-2016)
Thomas Sarkany Year of Birth: 1946	Independent Trustee since 2015	Founder and President, TTS Consultants, LLC (financial services), 2010 to present.	4	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Arrow Investments Trust (since 2014), Arrow ETF Trust (since 2012), Trustee, Northern Lights Fund Trust II (since 2011); Director, Aquila Distributors (since 1981)
16

Charles Ranson Year of Birth: 1947	Independent Trustee since 2015	Principal, Ranson & Associates (strategic analysis and planning, including risk assessment and capital formation for entrepreneurial ventures), (since 2003); GR Group (since 2008).	4	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Advisors Preferred Trust (since November 2012)

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Wendy Wang 80 Arkay Drive Hauppauge, NY 11788 Born in 1970	President since 2015	Senior Vice President, Director of Tax and Compliance Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Sam Singh 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Treasurer since 2015	Vice President, Gemini Fund Services, LLC (since 2015); Assistant Vice President, Gemini Fund Services, LLC (2011-2014).	N/A	N/A
Jennifer Farrell 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Secretary since 2017	Manager, Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (since 2015); Legal Trainer, Gemini Fund Services, LLC (2013-2015).	N/A	N/A
James Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Chief Compliance Officer since 2019**	Senior Compliance Officer, Northern Lights Compliance, LLC (since 2019); Senior Vice President, National Sales Gemini Fund Services, LLC (2017-2019); Senior Vice President and Director of Legal Administration, Gemini Fund Services, LLC (2012 - 2017).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** As of August 31, 2019, the Trust was comprised of 14 other active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

*** Effective April 3, 2019, Mr. Ash was appointed as the Chief Compliance Officer of the Trust.

17

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act. The Audit Committee's responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust's independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust's independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor's independence; and (v) considering the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Trust's accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. The Audit Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Audit Committee generally will not consider shareholder nominees. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. During the fiscal year ended May 31, 2019, the Audit Committee met four times.

Nominating and Governance Committee

The Board has a Nominating and Governance Committee that consists of all the "interested persons" of the Trust within the meaning of the 1940 Act. The Committee’s responsibilities (which may also be conducted by the Board) include: (i) recommending persons to be nominated or re-nominated as Trustees in accordance with the Independent Trustee's Statement of Policy on Criteria for Selecting Independent Trustees; (ii) reviewing the Funds’ officers, and conduct Chief Compliance Officer searches, as needed, and provide consultation regarding other CCO matters, as requested; (iii) reviewing trustee qualifications, performance, and compensation; (iv) reviewing periodically with the Board the size and composition of the Board as a whole; (v) annually evaluating the operations of the Board and its Committees and assist the Board in conducting its annual self-evaluation; (vi) making recommendations on the requirements for, and means of, Board orientation and training; (vii) periodically reviewing the Board’s corporate Governance policies and practices and recommending, as it deems appropriate, any changes to the Board; (ix) considering any corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board; and (x) supervising counsel for the Independent Directors. Mr. Ranson serves as the Chairman of the Nominating and Governance Committee. The Nominating and Governance Committee operates pursuant to a Nominating and Governance Committee Charter. During the fiscal year ended May 31, 2019, the Nominating and Governance Committee met once.

Contract Review Committee

The Board has a Contract Review Committee that consists of all the Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act. The primary purpose of the Contract Review Committee is to oversee and guide the process by which the Independent Trustees annually consider whether to approve or renew the Trust’s investment advisory, sub-advisory and distribution agreements, Rule 12b-1 plans, and such other agreements or plans involving the Trust as specified in the Contract Review Committee’s charter or as the Board determines from time to time. The Board may also assign to the Contract Review Committee responsibility to evaluate and make recommendations on contracts in unusual situations, for example, where a contract is expected to terminate because of a change of control of an investment adviser. The Contract Review Committee's responsibilities include: (i) identifying the scope and format of information to be requested from service providers in connection with the evaluation of each contract or plan and meet and evaluate such information at least annually in advance of the automatic expiration of such contracts by operation of law or by their terms; (ii) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Board or the Independent Trustees; (iii) evaluating regulatory and other developments coming to its attention that might reasonably be expected to have an impact on the Independent Trustees’ consideration of how to evaluate and whether or not to renew a contract or plan; (iv) assisting in circumscribing the range of factors considered by the Board relating to the approval or renewal of advisory or sub-advisory agreements; (v) recommending to other committees and/or to the Independent Trustees specific steps to be taken by them regarding the renewal process, including, for example, proposed schedules of meetings by Independent Trustees; (vi) investigating and reporting on any other matter brought to its attention

18

within the scope of its duties; and (vii) performing such other duties as are consistent with the Contract Review Committee’s purpose or that are assigned to it by the Board. Mr. Sarkany serves as the Chairman of the Contract Review Committee. The Contract Review Committee operates pursuant to a Contract Review Committee Charter. During the fiscal year ended May 31, 2019, the Contract Review Committee did not meet as it had not yet been formed.

Compensation

Each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust (each an "Independent Trustee") will receive a quarterly fee of $17,500 to be paid by the Trust within 10 days of the commencement of each calendar quarter for his service as a Trustee of the Board of Trustees and for serving in his respective capacity as Chair of the Audit Committee, Nomination and Governance Committee and Contract Review Committee, as well as reimbursement for any reasonable expenses incurred for attending regularly scheduled Board and Committee meetings.

Additionally, in the event that an in-person meeting of the Board of Trustees other than its regularly scheduled meetings (a "Special Meeting") is required, each Independent Trustee will receive a fee of $5,000 per Special Meeting, as well as reimbursement for any reasonable expenses incurred, to be paid by the Trust or the relevant series of the Trust or its investment adviser depending on the circumstances necessitating the Special Meeting. The Independent Trustees at their sole discretion shall determine when a particular meeting constitutes a Special Meeting for purpose of the $5,000 fee.

None of the executive officers receive compensation from the Trust.

The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ended May 31, 2019. Each Independent Trustee is expected to attend all quarterly meetings during the period. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Estimated Aggregate Compensation From FFHG	Estimated Aggregate Compensation From FFSG	Estimated Aggregate Compensation From FFTG	Estimated Aggregate Compensation From FFTI	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Estimated Total Compensation From Funds and Fund Complex* Paid to Trustees
Joseph Breslin	$3,095	$2,970	$2,986	$3,605	$0	$0	$12,656
Thomas Sarkany	$3,095	$2,970	$2,986	$3,605	$0	$0	$12,656
Charles Ranson	$3,095	$2,970	$2,986	$3,605	$0	$0	$12,656
*	There are currently numerous series comprising the Trust. The term “Fund Complex” refers only to the Funds managed by the Adviser and not to any other series of the Trust.

Management and Trustee Ownership

As of December 31, 2018, the Trustees and officers, as a group, owned no shares of the Fund or any of the Fund Complex’s outstanding shares.

Control Persons and Principal Holders

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control.

The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes. Investors owning shares are beneficial owners as shown on the records of DTC or its participants. As of September 5, 2019, the Trust does not have information regarding the record or beneficial ownership of shares of the Fund held in the names of DTC participants, as DTC has not provided the Trust with access to such information.

19

Investment Adviser

Investment Adviser and Advisory Agreement

FormulaFolio Investments, LLC, 89 Ionia Avenue NW, Suite 600, Grand Rapids, MI 49503, serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

Subject to the oversight of the Board of Trustees, the Adviser is responsible for the overall management of each Fund’s investment-related business affairs. Pursuant to an investment advisory agreement (the "Advisory Agreement") with the Trust, on behalf of each Fund, the Adviser, in conformity with the stated policies of the Funds, manages the portfolio investment operations of the Funds. The Adviser has overall supervisory responsibilities for the general management and investment of each Fund’s securities portfolio, as detailed below, which are subject to review and approval by the Board of Trustees. In general, the Adviser's duties include setting each Fund’s overall investment strategies and asset allocation.

Pursuant to the Advisory Agreement, the Adviser agrees to invest the assets of each Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in each Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment adviser to the Funds and, as such shall, (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Funds, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser or its designee, directly, will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Adviser also provides the Funds with all necessary office facilities and personnel for servicing each Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Advisory Agreement was approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on October 20, 2016 for FormulaFolios Tactical Income ETF and FormulaFolios Hedged Growth ETF, and July 20, 2017 for FormulaFolios Smart Growth ETF and FormulaFolios Tactical Growth ETF. The Advisory Agreement was renewed at a meeting held on April 25, 2019.

In addition, the Adviser, provides the management and supplemental administrative services necessary for the operation of the Funds. These services include providing assistance in supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Funds; assisting in the preparing of all general shareholder communications and conducting shareholder relations; assisting in maintaining the Funds’ records and the registration of each Fund’s shares under federal securities laws and making necessary filings under state securities laws; assisting in developing management and shareholder services for the Funds; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Each Fund pays an annual management fee (computed daily and payable monthly) of 0.80% for the Hedged Growth ETF, 0.35% for the Smart Growth ETF, 0.60% for the Tactical Growth ETF and 0.60% for the Tactical Income ETF of the applicable Fund’s average daily net assets to the Adviser pursuant to the Advisory Agreement. A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement is available in the Funds’ annual report to shareholders dated May 31, 2019.

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of each Fund, until at least September 30, 2020, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation) will not exceed 0.95% of the Hedged Growth ETF’s. 0.60% of the Smart Growth ETF’s, 0.80% of the Tactical Growth

20

ETF and 0.80% of the Tactical Income ETF’s average daily net assets; subject to possible recoupment from the Fund in future years within the three years after the fees have been waived or reimbursed if such recoupment from each Fund in future years on a rolling three-year basis if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. Fee waiver and reimbursement arrangements can decrease a Fund's expenses and boost its performance.

For the fiscal year ended May 31, 2019, the Adviser earned (and waived or reimbursed) the following advisory fees:

Fund	Advisory Fees Earned	Advisory Fees Waived/Expenses Reimbursed
Hedged Growth ETF	$532,967	$35,307
Smart Growth ETF	$137,263	$5,227
Tactical Growth ETF	$254,642	$30,595
Tactical Income ETF	$1,205,534	$0

For the fiscal period ended May 31, 2018, the Adviser earned (and waived or reimbursed) the following advisory fees:

Fund	Advisory Fees Earned	Advisory Fees Waived/Expenses Reimbursed
Hedged Growth ETF	$358,539	$52,260
Smart Growth ETF	$18,702	$57,819
Tactical Growth ETF	$76,233	$41,961
Tactical Income ETF	$791,664	$0

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Funds. Under the terms of the Advisory Agreement, each Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (as defined under the section entitled "The Distributor") (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of maintaining certain required records of the Funds and of pricing the Funds’ shares, (d) the charges and expenses of legal counsel and independent accountants for the Funds, (e) brokerage commissions and any issue or transfer taxes chargeable to the Funds in connection with its securities transactions, (f) all taxes and corporate fees payable by the Funds to governmental agencies, (g) the fees of any trade association of which the Funds may be a member, (h) the cost of fidelity and liability insurance, (i) the fees and expenses involved in registering and maintaining registration of the Funds and of shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Funds’ registration statements and prospectuses for such purposes, (j) all expenses of shareholders and Trustees' meetings (including travel expenses of trustees and officers of the Trust who are not directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (k) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Funds’ business.

The Advisory Agreement continued in effect for two (2) years initially and shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Funds. The Advisory Agreement may be terminated without penalty on 60 days written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of each Fund’s outstanding shares (with respect to that Fund). The Advisory Agreement shall terminate automatically in the event of its assignment.

21

Codes of Ethics

The Trust, the Adviser, and the Distributor have each adopted codes of ethics (each a “Code”) under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the Codes, the Trustees are permitted to invest in securities that may also be purchased by the Funds.

In addition, the Trust has adopted a code of ethics (the “Trust Code”), which applies only to the Trust's executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Funds; (iii) compliance with applicable governmental laws, rule and regulations; (iv) the prompt internal reporting of violations of the Trust Code to an appropriate person or persons identified in the Trust Code; and (v) accountability for adherence to the Trust Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser or its designee, subject to the Board's continuing oversight. The Policies require that the Adviser or its designee vote proxies received in a manner consistent with the best interests of the Funds and shareholders. The Policies also require the Adviser or its designee to present to the Board, at least annually, the Adviser's Proxy Policies, or the proxy policies of the Adviser's designee, and a record of each proxy voted by the Adviser or its designee on behalf of the Funds, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

Where a proxy proposal raises a material conflict between the Adviser's interests and a Fund’s interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the client's directive using the recommendation of an independent third party. If the third party's recommendations are not received in a timely fashion, the Adviser will abstain from voting the securities held by that client's account. A copy of the Adviser's and proxy voting policies is attached hereto as Appendix A.

More information. Information regarding how the Funds voted proxies relating to portfolio securities held by the Funds during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Funds at 888-562-8880; and (2) on the SEC's website at http://www.sec.gov. In addition, a copy of the Funds’ proxy voting policies and procedures are also available by calling 888-562-8880 and will be sent within three business days of receipt of a request.

The Distributor

Northern Lights Distributors, LLC, located at 17645 Wright Street, Suite 200, Omaha, Nebraska 68130 (the "Distributor") serves as the principal underwriter and national distributor for the shares of the Funds pursuant to an underwriting agreement with the Trust (the "Underwriting Agreement"). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state's securities laws and is a member of the FINRA. The offering of Shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of each Fund’s shares, will use reasonable efforts to facilitate the sale of the Fund’s shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Funds on 60 days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days written notice to the Funds. The Underwriting Agreement will automatically terminate in the event of its assignment.

The Distributor may enter into selling agreements with broker-dealers that solicit orders for the sale of shares of the Funds and may allow concessions to dealers that sell shares of the Funds.

22

Rule 12b-1 Plans

The Trust, with respect to each Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act (the "Plan") for Shares pursuant to which the Funds are authorized to pay the Distributor, as compensation for Distributor's account maintenance services under the Plans. The Board has approved a distribution and shareholder servicing fee at the rate of up to 0.25% of each Fund’s average daily net assets. Such fees are to be paid by the Funds monthly, or at such other intervals as the Board shall determine. Such fees shall be based upon each Fund’s average daily net assets during the preceding month, and shall be calculated and accrued daily. The Funds may pay fees to the Distributor at a lesser rate, as agreed upon by the Board and the Distributor. The Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others ("Recipients") to provide these services and paying compensation for these services. The Funds will bear their own costs of distribution with respect to its shares. The Plan was adopted in order to permit the implementation of the Fund’s method of distribution. No fees are currently paid by the Funds under the Plan, and there are no current plans to impose such fees. In the event such fees were to be charged, over time they would increase the cost of an investment in the Funds.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Funds; assisting in the establishment and maintenance of accounts or sub-accounts in the Funds and in processing purchase and redemption transactions; making the Funds’ investment plan and shareholder services available; and providing such other information and services to investors in shares of the Funds as the Distributor or the Trust, on behalf of the Funds, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Funds.

The Distributor is required to provide a written report, at least quarterly to the Board, specifying in reasonable detail the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The Plan may not be amended to increase materially the amount of the Distributor's compensation to be paid by each Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on the Plans. During the term of the Plans, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Plans, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to a Plan will be in writing and provide that: (a) it may be terminated by the Trust or the Funds at any time upon sixty days written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Funds; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

23

Portfolio Managers

Jason Wenk and Derek Prusa serve as the portfolio managers of the Funds. As of May 31, 2019, the portfolio managers are responsible for the portfolio management of the following types of accounts in addition to the Funds:

Jason Wenk

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	1	$0.28	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	25,116	$2,987,407	0	0

Derek Prusa

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	1	$0.28	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	25,116	$2,987,407	0	0

Conflicts of Interest

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of a Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute a Fund’s portfolio trades and/or specific uses of commissions from a Fund’s portfolio trades (for example, research, or "soft dollars", if any). The Adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Funds from being negatively affected as a result of any such potential conflicts.

Compensation

Mr. Wenk is compensated through a combination of base salary, discretionary bonus and equity participation in the Adviser. Mr. Prusa is compensated through a combination of base salary and discretionary bonus.

24

Ownership of Securities

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers in each Fund as of May 31, 2019.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Hedged Growth ETF	Dollar Range of Equity Securities in the Smart Growth ETF	Dollar Range of Equity Securities in the Tactical Growth ETF	Dollar Range of Equity Securities in the Tactical Income ETF
Jason Wenk	$0	$0	$0	$0
Derek Prusa	$15,235	$0	$0	$0

Allocation of Portfolio Brokerage

Specific decisions to purchase or sell securities for a Funds are made by the portfolio managers who are employees of the Adviser. The Adviser may allocate the orders placed by them on behalf of a Funds to brokers or dealers who may, but need not, provide research or statistical material or other services to a Funds or the Adviser for a Fund’s use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

•	the best net price available;
•	the reliability, integrity and financial condition of the broker or dealer;
•	the size of and difficulty in executing the order; and
•	the value of the expected contribution of the broker or dealer to the investment performance of the Funds on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Funds may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Funds. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Funds, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Funds.

For the fiscal year ended May 31, 2019, the funds paid the following in brokerage commissions:

Fund	Brokerage Commissions
Hedged Growth ETF	$152,736
Smart Growth ETF	$0
Tactical Growth ETF	$15,501
Tactical Income ETF	$92,892

For the fiscal period ended May 31, 2018, the funds paid the following in brokerage commissions:

Fund	Brokerage Commissions
Hedged Growth ETF	$16,543
Smart Growth ETF	$0
Tactical Growth ETF	$3,932
Tactical Income ETF	$18,468

25

Portfolio Turnover

Each Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one-year period.

Fund	Portfolio Turnover Rates
	For the Fiscal Year Ended May 31, 2019	For the Fiscal Period Ended May 31, 2018
Hedged Growth ETF	666%	138%
Smart Growth ETF	0%	0%
Tactical Growth ETF	92%	56%
Tactical Income ETF	135%	48%

Other Service Providers

Fund Administration

Gemini Fund Services, LLC, (the "Administrator"), which has its principal office at 17645 Wright Street, Suite 200, Omaha, NE 68130, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. The Administrator is an affiliate of the Distributor.

Pursuant to a Fund Services Agreement with the Funds, the Administrator provides administrative services to the Funds, subject to the supervision of the Board. The Administrator may provide persons to serve as officers of the Funds. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Fund Services Agreement is dated July 27, 2016. The agreement remained in effect for two years from the effective date of the agreement, and will remain in effect subject to annual approval of the Board for one-year periods thereafter. The agreement is terminable by the Board or the Administrator on ninety days' written notice and may be assigned provided the non-assigning party provides prior written consent. This agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Fund Services Agreement, the Administrator provides facilitating administrative services, including: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Funds; (ii) facilitating the performance of administrative and professional services to the Funds by others, including the Custodian; (iii) preparing, but not paying for, the periodic updating of the Funds' Registration Statement, Prospectuses and Statements of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Funds’ shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of each Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

The Administrator also provides the Funds with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Funds’ listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for each Fund; (vi) maintenance of certain books and records described in Rule 31a-1 under the 1940 Act, and reconciliation of account information and balances among the Custodian and Adviser; and (vii) monitoring and evaluation of daily income and expense accruals, and sales and redemptions of shares of the Funds.

26

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of Gemini Fund Services, LLC and its affiliated companies including Northern Lights Distributors, LLC and Northern Lights Compliance Services, LLC (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”).  As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

For administrative services rendered to the Funds under the agreement, the Funds pay the Administrator the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets. For the fund accounting services rendered to the Funds under the Agreement, the Funds pay the Administrator the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets. The Funds also pay the Administrator for any out-of-pocket expenses.

For the fiscal year ended May 31, 2019, the Funds paid the following amounts for administrative services.

Fund	Administrative Services Fees
Hedged Growth ETF	$44,513
Smart Growth ETF	$39,025
Tactical Growth ETF	$36,991
Tactical Income ETF	$105,451

For the fiscal period ended May 31, 2018, the Funds paid the following amounts for administrative services.

Fund	Administrative Services Fees
Hedged Growth ETF	$36,912
Smart Growth ETF	$17,808
Tactical Growth ETF	$17,824
Tactical Income ETF	$80,597

Transfer Agent

Brown Brothers Harriman & Co. (“BBH”), located at 50 Post Office Square, Boston, MA 02110, acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to written agreement with Fund (the “Transfer Agent”). Under the agreement, the Transfer Agent is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the fiscal year ended May 31, 2019, the Funds paid the following amounts for transfer agent services.

Fund	Transfer Agent Services Fees
Hedged Growth ETF	$11,776
Smart Growth ETF	$7,221
Tactical Growth ETF	$7,967
Tactical Income ETF	$5,013

For the fiscal period ended May 31, 2018, the Funds paid the following amounts for transfer agent services.

Fund	Transfer Agent Services Fees
Hedged Growth ETF	$11,341
Smart Growth ETF	$6,352
Tactical Growth ETF	$7,911
Tactical Income ETF	$9,026

Custodian

BBH, located at 50 Post Office Square, Boston, MA 02110 (the "Custodian"), serves as the custodian of each Fund's assets pursuant to a Custodian and Transfer Agent Agreement by and between the Custodian and the Trust on behalf of each Fund. The Custodian's responsibilities include safeguarding and controlling the Funds’ cash and securities, handling the receipt

27

and delivery of securities, and collecting interest and dividends on each Fund's investments. Pursuant to the Custodian and Transfer Agent Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Funds may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Securities Lending Activities

To generate additional income, each Fund may lend its portfolio securities to qualified banks, broker-dealers and other financial institutions (referred to as “borrowers”), provided that: (i) the loan is continuously secured by collateral in cash, cash equivalents, bank letters of credit or U.S. Government securities equal to at least 100% of the value of the loaned securities, and such collateral is valued, or “marked to market,” daily (borrowers are required to furnish additional collateral to a Fund as necessary to fully cover its obligations); (ii) the loan may be recalled at any time by the Fund and the loaned securities returned; (iii) a Fund will receive any interest, dividends or other distributions paid on the loaned securities; and (iv) the aggregate value of the loaned securities will not exceed 33 1/3% of a Fund’s total assets. A Fund generally retains part or all of the interest received on investment of the cash collateral or receives a fee from the borrower. While this practice will not impact a Fund’s principal investment strategy, it does subject a Fund to the securities lending risk described in this Prospectus.

 Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral, which may result in a loss of money by a Fund or a delay in recovering the loaned securities. In addition, in the event of bankruptcy of the borrower, the Fund could experience delays in recovering the loaned securities or only recover cash or a security of equivalent value. Therefore, a Fund will only enter into portfolio loans after a review of all pertinent factors by the Adviser under the oversight of the Board, including the creditworthiness of the borrower and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Adviser. An attempt may be made to recall a loan in time to vote proxies if fund management has knowledge of a material vote respect to the loaned securities and the matter involved would have a material effect on a Fund’s investment in the security. The costs of securities lending are not reflected in the “Annual Fund Operating Expenses” table or “Expense Example” above.

Securities Lending Risk. Each of the Funds may lend its portfolio securities to financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the Fund receive cash collateral from the borrower equal to no less than 100% of the market value of the securities loaned. Each Fund may invest this cash collateral in high quality short-term debt obligations, government obligations, bank guarantees or money market mutual funds. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Securities Finance Trust Company (“SFTC”) serves as the Fund’s securities lending agent pursuant to a Securities Lending Agency Agreement between SFTC and the Trust on behalf of the Fund.

The services provided by SFTC as securities lending agent include the following selecting securities to be loaned; locating borrowers previously approved by the Trust’s board; negotiating loan terms; monitoring daily the value of the loaned securities and collateral; requiring additional collateral as necessary; investing cash collateral in accordance with the Fund’s instructions; marking to market cash collateral investments; maintaining custody of cash collateral investments; providing recordkeeping and account servicing; monitoring dividend activity and material proxy votes relating to loaned securities; transferring loaned securities; recalling loaned securities in accordance with the Fund’s instructions; and arranging for return of loaned securities to the Fund at loan termination.

Compliance Officer

Northern Lights Compliance Services, LLC (“NLCS”), 17645 Wright Street, Suite 200, Omaha, NE 68130, an affiliate of the Administrator and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. NLCS’s compliance services consist primarily of reviewing and assessing the policies and procedures of the Trust and its service providers pertaining to compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act. For the compliance services rendered to the Funds, the Funds pay NLCS a one-time fee plus an annual asset based fee, which scales downward based upon net assets. The Funds also pay NLCS for any out-of-pocket expenses.

28

For the fiscal year ended May 31, 2019, the Funds paid the following amounts for compliance services.

Fund	Compliance Services Fees
Hedged Growth ETF	$8,920
Smart Growth ETF	$6,027
Tactical Growth ETF	$7,287
Tactical Income ETF	$16,449

For the fiscal period ended May 31, 2018, the Funds paid the following amounts for compliance services.

Fund	Compliance Services Fees
Hedged Growth ETF	$18,225
Smart Growth ETF	$6,130
Tactical Growth ETF	$6,130
Tactical Income ETF	$25,294

Description of Shares

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series or classes. Matters such as election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal, per-class, dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Funds. All shares issued are fully paid and non-assessable.

Anti-Money Laundering Program

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. The Trust's secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that a Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a providing a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

29

Purchase, Redemption and Pricing of Shares

Calculation of Share Price

As indicated in the Prospectus under the heading "How Shares are Priced," the NAV of a Fund's shares is determined by dividing the total value of a Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of a Fund.

Generally, the Funds’ domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. With respect to any portion of a Fund’s assets that are invested in ETFs, the Fund’s NAV is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Funds’ fair value committee in accordance with procedures approved by the Board and as further described below. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market.

Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term investments having a maturity of 60 days or less may be generally valued at amortized cost when it approximated fair value.

Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange, or, if no settlement price is available, at the last sale price as of the close of business prior to when the Funds calculate NAV. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. Swap agreements and other derivatives are generally valued daily depending on the type of instrument and reference assets based upon market prices, the mean between bid and asked prices quotations from market makers or by a pricing service or other parties in accordance with the valuation procedures approved by the Board.

Under certain circumstances, the Funds may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Shares are not priced, the value of securities held by the Funds can change on days when Shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Funds’ calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Funds’ fair value committee in accordance with procedures approved by the Board as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Funds’ portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Funds’ NAV by short-term traders. In addition, because the Funds may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Shares.

30

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services or other parties in accordance with the valuation procedures approved by the Board. As a result, the NAV of the Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and an investor is not able to purchase, redeem or exchange Shares.

Shares are valued at the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time) (the "Exchange Close") on each day that the Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the Exchange Close and does not normally take into account trading, clearances or settlements that take place after the Exchange Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

When market quotations are insufficient or not readily available, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board or its designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the Exchange Close.

Creation Units

Each Fund sells and redeems Shares in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form on any Business Day. A “Business Day” is any day on which the Exchange is open for business. As of the date of this SAI, the Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

A Creation Unit is an aggregation of 25,000 shares for Smart Growth ETF and Tactical Growth ETF. A Creation Unit is an aggregation of 50,000 shares for Hedged Growth ETF and Tactical Income ETF. The Board may declare a split or a consolidation in the number of shares outstanding of a Fund or Trust, and make a corresponding change in the number of shares in a Creation Unit.

Authorized Participants

Only Authorized Participants may purchase or redeem Creation Units. In order to be an Authorized Participant, a firm must be either a broker-dealer or other participant (“Participating Party”) in the Continuous Net Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or a participant in DTC with access to the DTC system (“DTC Participant”), and you must execute an agreement (“Participant Agreement”) with the Distributor that governs transactions in each Fund’s Creation Units.

Investors who are not Authorized Participants but want to transact in Creation Units may contact the Distributor for the names of Authorized Participants. An Authorized Participant may require investors to enter into a separate agreement to transact through it for Creation Units and may require orders for purchases of shares placed with it to be in a particular form. Investors transacting through a broker that is not itself an Authorized Participant and therefore must still transact through an Authorized Participant may incur additional charges. There are expected to be a limited number of Authorized Participants at any one time.

Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor. Market disruptions and telephone or other communication failures may impede the transmission of orders.

Transaction Fees

A fixed fee payable to the Custodian is imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu (as defined below) are required to pay an additional variable charge to compensate the Funds and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). With the approval of the Board, the Adviser may waive or adjust the Transaction Fees, including the Fixed

31

Fee and/or Variable Charge (shown in the table below), from time to time. In such cases, the Authorized Participant will reimburse the Funds for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by a Fund and the cash-in-lieu amount, applicable registration fees, brokerage commissions and certain taxes. In addition, purchasers of Creation Units are responsible for the costs of transferring the Deposit Securities to the account of a Fund.

Investors who use the services of a broker, or other such intermediary may be charged a fee for such services. The Transaction Fees for the Funds are listed in the table below.

Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchases*
$250	2.00%
*	As a percentage of the amount invested.

The Clearing Process

Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions “through the Clearing Process.” Transactions by an Authorized Participant that is a DTC Participant using the DTC system are referred to as transactions “outside the Clearing Process.” The Clearing Process is an enhanced clearing process that is available only for certain securities and only to DTC participants that are also participants in the Continuous Net Settlement System of the NSCC. In-kind (portions of) purchase orders not subject to the Clearing Process will go through a manual clearing process run by DTC. Portfolio Deposits that include government securities must be delivered through the Federal Reserve Bank wire transfer system (“Federal Reserve System”). Fund Deposits that include cash may be delivered through the Clearing Process or the Federal Reserve System. In-kind deposits of securities for orders outside the Clearing Process must be delivered through the Federal Reserve System (for government securities) or through DTC (for corporate securities).

Foreign Securities

Because the portfolio securities of the Funds may trade on days that the Exchange is closed or are otherwise not Business Days for the Funds, shareholders may not be able to redeem their shares of the Funds, or to purchase or sell shares of the Funds on the Exchange, on days when the NAV of the Funds could be significantly affected by events in the relevant foreign markets.

Purchasing Creation Units

Portfolio Deposit

The consideration for a Creation Unit generally consists of the Deposit Securities and a Cash Component. Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit.” The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the Fund and (y) the market value of the Deposit Securities. If (x) is more than (y), the Authorized Participant will pay the Cash Component to a Fund. If (x) is less than (y), the Authorized Participant will receive the Cash Component from a Fund.

On each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each Deposit Security in the current Portfolio Deposit (based on information at the end of the previous Business Day) for a Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. The Deposit Securities announced are applicable to purchases of Creation Units until the next announcement of Deposit Securities.

Payment of any stamp duty or the like shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit. The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.

32

Custom Orders and Cash-in-Lieu

Each Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash-in-lieu”) to be added to the Cash Component to replace any Deposit Security. The Fund may permit or require cash-in-lieu when, for example, a Deposit Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, a Fund may permit or require cash in lieu of Deposit Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities laws or policies from transacting in one or more Deposit Securities. The Funds will comply with the federal securities laws in accepting Deposit Securities including that the Deposit Securities are sold in transactions that would be exempt from registration under the Securities Act. All orders involving cash-in-lieu are considered to be “Custom Orders.”

Purchase Orders

To order a Creation Unit, an Authorized Participant must submit an irrevocable purchase order to the Distributor.

Timing of Submission of Purchase Orders

An Authorized Participant must submit an irrevocable purchase order no later than the earlier of (i) 4:00 p.m. Eastern Time or (ii) the closing time of the bond markets and/or the trading session on the Exchange, on any Business Day in order to receive that Business Day’s NAV (“Cut-off Time”). The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” An order to create Creation Units is deemed received on a Business Day if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating custom orders and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the “Settlement Date,” which is generally the Business Day immediately following the Transmittal Date (“T+1”) for cash, and the second Business Day following the Transmittal Date for securities (“T+2”) with regard to the Smart Growth ETF and Tactical Growth ETF or third Business Day following the Transmittal Date for securities (“T+3”) with regard to the Hedged Growth ETF and the Tactical Income ETF.

Orders Using the Clearing Process

If available, (portions of) orders may be settled through the Clearing Process. In connection with such orders, the Distributor transmits, on behalf of the Authorized Participant, such trade instructions as are necessary to effect the creation order. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Portfolio Deposit to a Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System.

Orders Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Portfolio Deposits will be made outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will be effected through DTC. The Portfolio Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of Deposit Securities (whether standard or custom) through DTC to a Fund account by 11:00 a.m., Eastern time, on T+1. The Cash Component, along with any cash-in-lieu and Transaction Fee, must be transferred directly to the Custodian through the Federal Reserve System in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive both the Deposit Securities and the cash by the appointed time, the order may be canceled. A canceled order may be resubmitted the following Business Day but must conform to that Business Day’s Portfolio Deposit. Authorized Participants that submit a canceled order will be liable to a Fund for any losses incurred by a Fund in connection therewith.

Orders involving foreign Deposit Securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable purchase order, the Distributor will notify the Adviser and the Custodian of such order. The Custodian, who will have caused the appropriate local sub-custodian(s) of a Fund to maintain an account into which an Authorized Participant may deliver Deposit Securities (or cash-in-lieu), with adjustments determined by the Fund, will then provide information of the order to such local sub-custodian(s). The ordering Authorized Participant will then deliver the Deposit Securities (and any cash-in-lieu) to a Fund’s account at the applicable local sub-custodian. The Authorized Participant must also make available on or

33

before the contractual settlement date, by means satisfactory to a Fund, immediately available or same day funds in U.S. dollars estimated by the Fund to be sufficient to pay the Cash Component and Transaction Fee. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern Time, on the contractual settlement date.

Acceptance of Purchase Order

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by a Fund. A Fund’s determination shall be final and binding.

Each Fund reserves the absolute right to reject or revoke acceptance of a purchase order transmitted to it by the Distributor if (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the Deposit Securities delivered do not conform to the Deposit Securities for the applicable date; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Trust, Fund or the Adviser, have an adverse effect on the Trust, Fund or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy or computer failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the Trust, the Distributor, DTC, NSCC, the Adviser, the Custodian, a sub-custodian or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify an Authorized Participant of its rejection of the order. The Funds, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits, and they shall not incur any liability for the failure to give any such notification.

Issuance of a Creation Unit

Once a Fund has accepted an order, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will transmit a confirmation of acceptance to the Authorized Participant that placed the order.

Except as provided below, a Creation Unit will not be issued until a Fund obtains good title to the Deposit Securities and the Cash Component, along with any cash-in-lieu and Transaction Fee. Except as provided in Appendix C, the delivery of Creation Units will generally occur no later than T+2 with regard to Smart Growth ETF and Tactical Growth ETF or no later than T+3 with regard to Hedged Growth ETF and Tactical Income ETF.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

With respect to orders involving foreign Deposit Securities, when the applicable local sub-custodian(s) have confirmed to the Custodian that the Deposit Securities (or cash-in-lieu) have been delivered to a Fund’s account at the applicable local sub-custodian(s), the Distributor and the Adviser shall be notified of such delivery, and the Fund will issue and cause the delivery of the Creation Unit. While, as stated above, Creation Units are generally delivered on T+2 with regard to Smart Growth ETF and Tactical Growth ETF or T+3 with regard to Hedged Growth ETF and Tactical Income ETF, the Fund may settle Creation Unit transactions on a basis other than T+3 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

A Fund may issue a Creation Unit prior to receiving good title to the Deposit Securities, under the following circumstances. Pursuant to the applicable Participant Agreement, the Fund may issue a Creation Unit notwithstanding that (certain) Deposit Securities have not been delivered, in reliance on an undertaking by the relevant Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking is secured by such Authorized Participant’s delivery to and maintenance with the Custodian of collateral having a value equal to at least 115% of the value of the missing Deposit Securities (“Collateral”), as adjusted by time to time by the Adviser. Such Collateral will have a value greater than the NAV of the Creation Unit on the date the order is placed. Such collateral must be delivered no later than 2:00 p.m., Eastern Time, on T+1. The only Collateral that is acceptable to the Fund is cash in U.S. Dollars.

34

While (certain) Deposit Securities remain undelivered, the Collateral shall at all times have a value equal to at least 115% (as adjusted by the Adviser) of the daily marked-to-market value of the missing Deposit Securities. At any time, the Fund may use the Collateral to purchase the missing securities, and the Authorized Participant will be liable to the Fund for any costs incurred thereby or losses resulting therefrom, whether or not they exceed the amount of the Collateral, including any Transaction Fee, any amount by which the purchase price of the missing Deposit Securities exceeds the market value of such securities on the Transmittal Date, brokerage and other transaction costs. The Trust will return any unused Collateral once all of the missing securities have been received by the Fund. More information regarding the Fund’s current procedures for collateralization is available from the Distributor.

Cash Purchase Method

When cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases. In the case of a cash purchase, the investor must pay the cash equivalent of the Portfolio Deposit. In addition, cash purchases will be subject to Transaction Fees, as described above.

Notice to Texas Shareholders

Under section 72.1021(a) of the Texas Property Code, initial investors in a Fund who are Texas residents may designate a representative to receive notices of abandoned property in connection with Fund shares. Texas shareholders who wish to appoint a representative should notify the Trust’s Transfer Agent by writing to the address below to obtain a form for providing written notice to the Trust:

FormulaFolios Hedged Growth ETF;

FormulaFolios Smart Growth ETF;

FormulaFolios Tactical Growth ETF; or

FormulaFolios Tactical Income ETF

c/o Gemini Fund Services, LLC

17645 Wright Street, Suite 200

Omaha, Nebraska 68130

Redeeming a Creation Unit

Redemption Basket

The consideration received in connection with the redemption of a Creation Unit generally consists of an in-kind basket of designated securities (“Redemption Securities”) and a Cash Component. Together, the Redemption Securities and the Cash Component constitute the “Redemption Basket.”

There can be no assurance that there will be sufficient liquidity in shares in the secondary market to permit assembly of a Creation Unit. In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.

The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Redemption Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the Fund and (y) the market value of the Redemption Securities. If (x) is more than (y), the Authorized Participant will receive the Cash Component from a Fund. If (x) is less than (y), the Authorized Participant will pay the Cash Component to a Fund.

If the Redemption Securities on a Business Day are different from the Deposit Securities, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each Redemption Security in the current Redemption Basket (based on information at the end of the previous Business Day) for a Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. If the Redemption Securities on a Business Day are different from the Deposit Securities, all redemption requests that day will be processed outside the Clearing Process.

The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares or

35

determination of the ETF’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.

Custom Redemptions and Cash-in-lieu

Each Fund may, in its sole discretion, permit or require the substitution of cash-in-lieu to be added to the Cash Component to replace any Redemption Security. Each Fund may permit or require cash-in-lieu when, for example, a Redemption Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, each Fund may permit or require cash-in-lieu of Redemption Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities law or policies from transacting in one or more Redemption Securities. Each Fund will comply with the federal securities laws in satisfying redemptions with Redemption Securities, including that the Redemption Securities are sold in transactions that would be exempt from registration under the Securities Act. All redemption requests involving cash-in-lieu are considered to be “Custom Redemptions.”

Redemption Requests

To redeem a Creation Unit, an Authorized Participant must submit an irrevocable redemption request to the Distributor.

An Authorized Participant submitting a redemption request is deemed to represent to a Fund that it or, if applicable, the investor on whose behalf it is acting, (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the Creation Unit to be redeemed and can receive the entire proceeds of the redemption, and (ii) all of the Shares that are in the Creation Unit to be redeemed have not been borrowed, loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement that would preclude the delivery of such shares to the Fund. Each Fund reserves the absolute right, in its sole discretion, to verify these representations, but will typically require verification in connection with higher levels of redemption activity and/or short interest in a Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of the requested representations, the redemption request will not be considered to be in proper form and may be rejected by a Fund.

Timing of Submission of Redemption Requests

An Authorized Participant must submit an irrevocable redemption order no later than the Cut-off Time. In case of Custom Orders, the order must be received generally two hours earlier than the cut-off time. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” A redemption request is deemed received if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating Custom Redemptions and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve System, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the Settlement Date, as defined above.

Requests Using the Clearing Process

If available, (portions of) redemption requests may be settled through the Clearing Process. In connection with such orders, the Distributor transmits on behalf of the Authorized Participant, such trade instructions as are necessary to effect the redemption. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Creation Unit(s) to a Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System, as described above.

Requests Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Redemption Baskets will be delivered outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the redemption will be effected through DTC. The Authorized Participant must transfer or cause to be transferred the Creation Unit(s) of shares being redeemed through the book-entry system of DTC so as to be delivered through DTC to the Custodian by 10:00 a.m., Eastern Time, on received T+1. In addition, the Cash Component must be received by the Custodian by 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive the Creation Unit(s) and Cash Component by the appointed times on T+1, the redemption will be rejected, except in the circumstances described below. A rejected redemption request may be resubmitted the following Business Day.

36

Orders involving foreign Redemption Securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable redemption request, the Distributor will notify the Adviser and the Custodian. The Custodian will then provide information of the redemption to the Fund’s local sub-custodian(s). The redeeming Authorized Participant, or the investor on whose behalf is acting, will have established appropriate arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which the Redemption Securities are customarily traded and to which such Redemption Securities (and any cash-in-lieu) can be delivered from the Fund’s accounts at the applicable local sub-custodian(s).

Acceptance of Redemption Requests

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust. The Trust’s determination shall be final and binding.

Delivery of Redemption Basket

Once a Fund has accepted a redemption request, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Redemption Basket, against receipt of the Creation Unit(s) at such NAV, any cash-in-lieu and Transaction Fee. A Creation Unit tendered for redemption and the payment of the Cash Component, any cash-in-lieu and Transaction Fee will be effected through DTC. The Authorized Participant, or the investor on whose behalf it is acting, will be recorded on the book-entry system of DTC.

The Redemption Basket will generally be delivered to the redeeming Authorized Participant within T+3. Except under the circumstances described below, however, a Redemption Basket generally will not be issued until the Creation Unit(s) are delivered to the Fund, along with the Cash Component, any cash-in-lieu and Transaction Fee.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

With respect to orders involving foreign Redemption Securities, the Fund may settle Creation Unit transactions on a basis other than T+2 with regard to Smart Growth ETF and Tactical Growth ETF or T+3 with regard to Hedged Growth ETF and Tactical Income ETF in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Listed below are the dates in calendar year 2019 in which the regular holidays in non-U.S. markets may impact Fund settlement. This list is based on information available to the Funds. The list may not be accurate or complete and is subject to change:

Argentina	Tuesday, March 05, 2019	Bahrain	Monday, December 16, 2019
Argentina	Thursday, April 18, 2019	Bahrain	Tuesday, December 17, 2019
Argentina	Friday, April 19, 2019	Bangladesh	Thursday, February 21, 2019
Argentina	Wednesday, May 01, 2019	Bangladesh	Tuesday, March 26, 2019
Argentina	Thursday, June 20, 2019	Bangladesh	Wednesday, May 01, 2019
Argentina	Monday, August 19, 2019	Bangladesh	Monday, May 20, 2019
Argentina	Wednesday, September 25, 2019	Bangladesh	Friday, May 31, 2019
Argentina	Monday, October 14, 2019	Bangladesh	Sunday, June 02, 2019
Argentina	Wednesday, November 06, 2019	Bangladesh	Wednesday, June 05, 2019
Argentina	Monday, November 18, 2019	Bangladesh	Thursday, June 06, 2019
Australia	Tuesday, January 01, 2019	Bangladesh	Monday, July 01, 2019
Australia	Monday, January 28, 2019	Bangladesh	Sunday, August 11, 2019
Australia	Friday, April 19, 2019	Bangladesh	Monday, August 12, 2019
Australia	Monday, April 22, 2019	Bangladesh	Tuesday, August 13, 2019
Australia	Thursday, April 25, 2019	Bangladesh	Thursday, August 15, 2019
Australia	Monday, June 10, 2019	Bangladesh	Tuesday, September 10, 2019
Australia	Tuesday, December 24, 2019	Bangladesh	Saturday, November 09, 2019
37

Australia	Wednesday, December 25, 2019	Bangladesh	Monday, December 16, 2019
Australia	Thursday, December 26, 2019	Bangladesh	Wednesday, December 25, 2019
Australia	Tuesday, December 31, 2019	Bangladesh	Tuesday, December 31, 2019
Austria	Tuesday, January 01, 2019	Belgium	Tuesday, January 01, 2019
Austria	Friday, April 19, 2019	Belgium	Friday, April 19, 2019
Austria	Monday, April 22, 2019	Belgium	Monday, April 22, 2019
Austria	Wednesday, May 01, 2019	Belgium	Wednesday, May 01, 2019
Austria	Thursday, May 30, 2019	Belgium	Thursday, May 30, 2019
Austria	Monday, June 10, 2019	Belgium	Monday, June 10, 2019
Austria	Thursday, June 20, 2019	Belgium	Wednesday, December 25, 2019
Austria	Thursday, August 15, 2019	Belgium	Thursday, December 26, 2019
Austria	Friday, November 01, 2019	Bermuda	Tuesday, January 01, 2019
Austria	Tuesday, December 24, 2019	Bermuda	Friday, April 19, 2019
Austria	Wednesday, December 25, 2019	Bermuda	Friday, May 31, 2019
Austria	Thursday, December 26, 2019	Bermuda	Monday, June 17, 2019
Austria	Tuesday, December 31, 2019	Bermuda	Thursday, August 01, 2019
Bahrain	Tuesday, January 01, 2019	Bermuda	Friday, August 02, 2019
Bahrain	Wednesday, May 01, 2019	Bermuda	Monday, September 02, 2019
Bahrain	Tuesday, June 04, 2019	Bermuda	Monday, November 11, 2019
Bahrain	Wednesday, June 05, 2019	Bermuda	Wednesday, December 25, 2019
Bahrain	Thursday, June 06, 2019	Bermuda	Thursday, December 26, 2019
Bahrain	Sunday, August 11, 2019	Bosnia-Herzegovina	Tuesday, January 01, 2019
Bahrain	Monday, August 12, 2019	Bosnia-Herzegovina	Wednesday, January 02, 2019
Bahrain	Tuesday, August 13, 2019	Bosnia-Herzegovina	Monday, January 07, 2019
Bahrain	Sunday, September 08, 2019	Bosnia-Herzegovina	Wednesday, January 09, 2019
Bahrain	Monday, September 09, 2019	Bosnia-Herzegovina	Friday, March 01, 2019
Bosnia-Herzegovina	Monday, April 22, 2019	Bulgaria	Monday, March 04, 2019
Bosnia-Herzegovina	Friday, April 26, 2019	Bulgaria	Friday, April 19, 2019
Bosnia-Herzegovina	Monday, April 29, 2019	Bulgaria	Monday, April 22, 2019
Bosnia-Herzegovina	Wednesday, May 01, 2019	Bulgaria	Friday, April 26, 2019
Bosnia-Herzegovina	Thursday, May 02, 2019	Bulgaria	Monday, April 29, 2019
Bosnia-Herzegovina	Thursday, May 09, 2019	Bulgaria	Wednesday, May 01, 2019
Bosnia-Herzegovina	Wednesday, June 05, 2019	Bulgaria	Monday, May 06, 2019
Bosnia-Herzegovina	Thursday, June 06, 2019	Bulgaria	Friday, May 24, 2019
Bosnia-Herzegovina	Monday, August 12, 2019	Bulgaria	Friday, September 06, 2019
Bosnia-Herzegovina	Thursday, November 21, 2019	Bulgaria	Monday, September 23, 2019
Bosnia-Herzegovina	Monday, November 25, 2019	Bulgaria	Tuesday, December 24, 2019
Bosnia-Herzegovina	Wednesday, December 25, 2019	Bulgaria	Wednesday, December 25, 2019
Botswana	Tuesday, January 01, 2019	Bulgaria	Thursday, December 26, 2019
Botswana	Wednesday, January 02, 2019	Canada	Tuesday, January 01, 2019
Botswana	Friday, April 19, 2019	Canada	Monday, February 18, 2019
Botswana	Saturday, April 20, 2019	Canada	Friday, April 19, 2019
Botswana	Monday, April 22, 2019	Canada	Monday, May 20, 2019
Botswana	Wednesday, May 01, 2019	Canada	Monday, July 01, 2019
Botswana	Thursday, May 30, 2019	Canada	Monday, August 05, 2019
38

Botswana	Monday, July 01, 2019	Canada	Monday, September 02, 2019
Botswana	Tuesday, July 02, 2019	Canada	Monday, October 14, 2019
Botswana	Monday, July 15, 2019	Canada	Wednesday, December 25, 2019
Botswana	Tuesday, July 16, 2019	Canada	Thursday, December 26, 2019
Botswana	Monday, September 30, 2019	Chile	Tuesday, January 01, 2019
Botswana	Tuesday, October 01, 2019	Chile	Friday, April 19, 2019
Botswana	Wednesday, December 25, 2019	Chile	Wednesday, May 01, 2019
Botswana	Thursday, December 26, 2019	Chile	Tuesday, May 21, 2019
Brazil	Tuesday, January 01, 2019	Chile	Tuesday, July 16, 2019
Brazil	Friday, January 25, 2019	Chile	Thursday, August 15, 2019
Brazil	Monday, March 04, 2019	Chile	Wednesday, September 18, 2019
Brazil	Tuesday, March 05, 2019	Chile	Thursday, September 19, 2019
Brazil	Wednesday, March 06, 2019	Chile	Friday, September 20, 2019
Brazil	Friday, April 19, 2019	Chile	Friday, November 01, 2019
Brazil	Wednesday, May 01, 2019	Chile	Wednesday, December 25, 2019
Brazil	Thursday, June 20, 2019	Chile	Tuesday, December 31, 2019
Brazil	Tuesday, July 09, 2019	China	Tuesday, January 01, 2019
Brazil	Saturday, September 07, 2019	China	Monday, February 04, 2019
Brazil	Saturday, October 12, 2019	China	Tuesday, February 05, 2019
Brazil	Saturday, November 02, 2019	China	Wednesday, February 06, 2019
Brazil	Friday, November 15, 2019	China	Thursday, February 07, 2019
Brazil	Wednesday, November 20, 2019	China	Friday, February 08, 2019
Brazil	Wednesday, December 25, 2019	China	Friday, April 05, 2019
Bulgaria	Tuesday, January 01, 2019	China	Wednesday, May 01, 2019
China	Friday, June 07, 2019	Croatia	Thursday, December 26, 2019
China	Friday, September 13, 2019	Croatia	Tuesday, December 31, 2019
China	Monday, September 30, 2019	Cyprus	Tuesday, January 01, 2019
China	Tuesday, October 01, 2019	Cyprus	Monday, March 11, 2019
China	Wednesday, October 02, 2019	Cyprus	Monday, March 25, 2019
China	Thursday, October 03, 2019	Cyprus	Monday, April 01, 2019
China	Friday, October 04, 2019	Cyprus	Wednesday, April 10, 2019
Colombia	Tuesday, January 01, 2019	Cyprus	Friday, April 19, 2019
Colombia	Monday, January 07, 2019	Cyprus	Monday, April 22, 2019
Colombia	Monday, March 25, 2019	Cyprus	Friday, April 26, 2019
Colombia	Thursday, April 18, 2019	Cyprus	Monday, April 29, 2019
Colombia	Friday, April 19, 2019	Cyprus	Wednesday, May 01, 2019
Colombia	Wednesday, May 01, 2019	Cyprus	Monday, June 17, 2019
Colombia	Monday, June 03, 2019	Cyprus	Thursday, August 15, 2019
Colombia	Monday, June 24, 2019	Cyprus	Tuesday, October 01, 2019
Colombia	Monday, July 01, 2019	Cyprus	Monday, October 28, 2019
Colombia	Wednesday, August 07, 2019	Cyprus	Tuesday, December 24, 2019
Colombia	Monday, August 19, 2019	Cyprus	Wednesday, December 25, 2019
Colombia	Monday, October 14, 2019	Cyprus	Thursday, December 26, 2019
Colombia	Monday, November 04, 2019	Czech Republic	Tuesday, January 01, 2019
Colombia	Monday, November 11, 2019	Czech Republic	Friday, April 19, 2019
39

Colombia	Wednesday, December 25, 2019	Czech Republic	Monday, April 22, 2019
Costa Rica	Tuesday, January 01, 2019	Czech Republic	Wednesday, May 01, 2019
Costa Rica	Thursday, April 11, 2019	Czech Republic	Wednesday, May 08, 2019
Costa Rica	Thursday, April 18, 2019	Czech Republic	Friday, July 05, 2019
Costa Rica	Friday, April 19, 2019	Czech Republic	Monday, October 28, 2019
Costa Rica	Wednesday, May 01, 2019	Czech Republic	Tuesday, December 24, 2019
Costa Rica	Thursday, July 25, 2019	Czech Republic	Wednesday, December 25, 2019
Costa Rica	Friday, August 02, 2019	Czech Republic	Thursday, December 26, 2019
Costa Rica	Thursday, August 15, 2019	Denmark	Tuesday, January 01, 2019
Costa Rica	Wednesday, December 25, 2019	Denmark	Thursday, April 18, 2019
Croatia	Tuesday, January 01, 2019	Denmark	Friday, April 19, 2019
Croatia	Friday, April 19, 2019	Denmark	Monday, April 22, 2019
Croatia	Monday, April 22, 2019	Denmark	Wednesday, May 01, 2019
Croatia	Wednesday, May 01, 2019	Denmark	Friday, May 10, 2019
Croatia	Thursday, June 20, 2019	Denmark	Friday, May 17, 2019
Croatia	Tuesday, June 25, 2019	Denmark	Thursday, May 30, 2019
Croatia	Monday, August 05, 2019	Denmark	Friday, May 31, 2019
Croatia	Thursday, August 15, 2019	Denmark	Wednesday, June 05, 2019
Croatia	Tuesday, October 08, 2019	Denmark	Tuesday, December 24, 2019
Croatia	Friday, November 01, 2019	Denmark	Wednesday, December 25, 2019
Croatia	Tuesday, December 24, 2019	Denmark	Thursday, December 26, 2019
Croatia	Wednesday, December 25, 2019	Denmark	Tuesday, December 31, 2019
Ecuador	Tuesday, January 01, 2019	Finland	Wednesday, May 01, 2019
Ecuador	Monday, March 04, 2019	Finland	Thursday, May 30, 2019
Ecuador	Tuesday, March 05, 2019	Finland	Friday, June 21, 2019
Ecuador	Friday, April 19, 2019	Finland	Friday, December 06, 2019
Ecuador	Wednesday, May 01, 2019	Finland	Tuesday, December 24, 2019
Ecuador	Friday, May 24, 2019	Finland	Wednesday, December 25, 2019
Ecuador	Friday, August 09, 2019	Finland	Thursday, December 26, 2019
Ecuador	Friday, October 11, 2019	Finland	Tuesday, December 31, 2019
Ecuador	Friday, November 01, 2019	France	Tuesday, January 01, 2019
Ecuador	Monday, November 04, 2019	France	Friday, April 19, 2019
Ecuador	Wednesday, December 25, 2019	France	Monday, April 22, 2019
Egypt	Tuesday, January 01, 2019	France	Wednesday, May 01, 2019
Egypt	Monday, January 07, 2019	France	Thursday, May 30, 2019
Egypt	Thursday, April 25, 2019	France	Monday, June 10, 2019
Egypt	Sunday, April 28, 2019	France	Wednesday, December 25, 2019
Egypt	Monday, April 29, 2019	France	Thursday, December 26, 2019
Egypt	Wednesday, May 01, 2019	Germany	Tuesday, January 01, 2019
Egypt	Wednesday, June 05, 2019	Germany	Friday, April 19, 2019
Egypt	Thursday, June 06, 2019	Germany	Monday, April 22, 2019
Egypt	Sunday, June 30, 2019	Germany	Wednesday, May 01, 2019
Egypt	Monday, July 01, 2019	Germany	Thursday, May 30, 2019
Egypt	Tuesday, July 23, 2019	Germany	Monday, June 10, 2019
Egypt	Sunday, August 11, 2019	Germany	Thursday, June 20, 2019
40

Egypt	Monday, August 12, 2019	Germany	Thursday, October 03, 2019
Egypt	Tuesday, August 13, 2019	Germany	Tuesday, December 24, 2019
Egypt	Wednesday, August 14, 2019	Germany	Wednesday, December 25, 2019
Egypt	Sunday, September 01, 2019	Germany	Thursday, December 26, 2019
Egypt	Sunday, October 06, 2019	Ghana	Tuesday, January 01, 2019
Egypt	Sunday, November 10, 2019	Ghana	Wednesday, March 06, 2019
Estonia	Tuesday, January 01, 2019	Ghana	Friday, April 19, 2019
Estonia	Friday, April 19, 2019	Ghana	Monday, April 22, 2019
Estonia	Monday, April 22, 2019	Ghana	Wednesday, May 01, 2019
Estonia	Wednesday, May 01, 2019	Ghana	Monday, May 27, 2019
Estonia	Thursday, May 30, 2019	Ghana	Wednesday, June 05, 2019
Estonia	Monday, June 24, 2019	Ghana	Monday, July 01, 2019
Estonia	Tuesday, August 20, 2019	Ghana	Monday, August 12, 2019
Estonia	Tuesday, December 24, 2019	Ghana	Saturday, September 21, 2019
Estonia	Wednesday, December 25, 2019	Ghana	Friday, December 06, 2019
Estonia	Thursday, December 26, 2019	Ghana	Wednesday, December 25, 2019
Estonia	Tuesday, December 31, 2019	Ghana	Thursday, December 26, 2019
Finland	Tuesday, January 01, 2019	Greece	Tuesday, January 01, 2019
Finland	Friday, April 19, 2019	Greece	Monday, March 11, 2019
Finland	Monday, April 22, 2019	Greece	Monday, March 25, 2019
Greece	Friday, April 19, 2019	Hungary	Friday, December 27, 2019
Greece	Monday, April 22, 2019	Hungary	Tuesday, December 31, 2019
Greece	Friday, April 26, 2019	Iceland	Tuesday, January 01, 2019
Greece	Monday, April 29, 2019	Iceland	Thursday, April 18, 2019
Greece	Wednesday, May 01, 2019	Iceland	Friday, April 19, 2019
Greece	Monday, June 17, 2019	Iceland	Monday, April 22, 2019
Greece	Thursday, August 15, 2019	Iceland	Thursday, April 25, 2019
Greece	Monday, October 28, 2019	Iceland	Wednesday, May 01, 2019
Greece	Tuesday, December 24, 2019	Iceland	Thursday, May 30, 2019
Greece	Wednesday, December 25, 2019	Iceland	Monday, June 10, 2019
Greece	Thursday, December 26, 2019	Iceland	Monday, June 17, 2019
Hong Kong SAR	Tuesday, January 01, 2019	Iceland	Monday, August 05, 2019
Hong Kong SAR	Monday, February 04, 2019	Iceland	Tuesday, December 24, 2019
Hong Kong SAR	Tuesday, February 05, 2019	Iceland	Wednesday, December 25, 2019
Hong Kong SAR	Wednesday, February 06, 2019	Iceland	Thursday, December 26, 2019
Hong Kong SAR	Thursday, February 07, 2019	Iceland	Tuesday, December 31, 2019
Hong Kong SAR	Friday, April 05, 2019	India	Friday, April 19, 2019
Hong Kong SAR	Friday, April 19, 2019	India	Wednesday, May 01, 2019
Hong Kong SAR	Monday, April 22, 2019	India	Thursday, August 15, 2019
Hong Kong SAR	Wednesday, May 01, 2019	India	Wednesday, October 02, 2019
Hong Kong SAR	Monday, May 13, 2019	India	Wednesday, December 25, 2019
Hong Kong SAR	Friday, June 07, 2019	Indonesia	Tuesday, January 01, 2019
Hong Kong SAR	Monday, July 01, 2019	Indonesia	Tuesday, February 05, 2019
Hong Kong SAR	Tuesday, October 01, 2019	Indonesia	Thursday, March 07, 2019
Hong Kong SAR	Monday, October 07, 2019	Indonesia	Wednesday, April 03, 2019
41

Hong Kong SAR	Monday, December 16, 2019	Indonesia	Friday, April 19, 2019
Hong Kong SAR	Tuesday, December 24, 2019	Indonesia	Wednesday, May 01, 2019
Hong Kong SAR	Wednesday, December 25, 2019	Indonesia	Thursday, May 30, 2019
Hong Kong SAR	Thursday, December 26, 2019	Indonesia	Tuesday, June 04, 2019
Hong Kong SAR	Tuesday, December 31, 2019	Indonesia	Wednesday, June 05, 2019
Hungary	Tuesday, January 01, 2019	Indonesia	Monday, August 12, 2019
Hungary	Friday, March 15, 2019	Indonesia	Wednesday, December 25, 2019
Hungary	Friday, April 19, 2019	Ireland	Tuesday, January 01, 2019
Hungary	Monday, April 22, 2019	Ireland	Friday, April 19, 2019
Hungary	Wednesday, May 01, 2019	Ireland	Monday, April 22, 2019
Hungary	Monday, June 10, 2019	Ireland	Monday, May 06, 2019
Hungary	Monday, August 19, 2019	Ireland	Wednesday, December 25, 2019
Hungary	Tuesday, August 20, 2019	Ireland	Thursday, December 26, 2019
Hungary	Wednesday, October 23, 2019	Israel	Thursday, March 21, 2019
Hungary	Friday, November 01, 2019	Israel	Monday, April 22, 2019
Hungary	Tuesday, December 24, 2019	Israel	Tuesday, April 23, 2019
Hungary	Wednesday, December 25, 2019	Israel	Wednesday, April 24, 2019
Hungary	Thursday, December 26, 2019	Israel	Thursday, April 25, 2019
Israel	Wednesday, May 08, 2019	Japan	Monday, September 23, 2019
Israel	Thursday, May 09, 2019	Japan	Monday, October 14, 2019
Israel	Monday, September 30, 2019	Japan	Monday, November 04, 2019
Israel	Tuesday, October 01, 2019	Japan	Tuesday, December 31, 2019
Israel	Tuesday, October 08, 2019	Jordan	Tuesday, January 01, 2019
Israel	Wednesday, October 09, 2019	Jordan	Wednesday, May 01, 2019
Israel	Monday, October 14, 2019	Jordan	Tuesday, June 04, 2019
Israel	Tuesday, October 15, 2019	Jordan	Wednesday, June 05, 2019
Israel	Wednesday, October 16, 2019	Jordan	Thursday, June 06, 2019
Israel	Thursday, October 17, 2019	Jordan	Sunday, August 11, 2019
Israel	Sunday, October 20, 2019	Jordan	Monday, August 12, 2019
Israel	Monday, October 21, 2019	Jordan	Tuesday, August 13, 2019
Italy	Tuesday, January 01, 2019	Jordan	Wednesday, August 14, 2019
Italy	Friday, April 19, 2019	Jordan	Saturday, August 31, 2019
Italy	Monday, April 22, 2019	Jordan	Wednesday, December 25, 2019
Italy	Wednesday, December 25, 2019	Kazakhstan	Tuesday, January 01, 2019
Italy	Thursday, December 26, 2019	Kazakhstan	Wednesday, January 02, 2019
Ivory Coast	Tuesday, January 01, 2019	Kazakhstan	Monday, January 07, 2019
Ivory Coast	Monday, April 22, 2019	Kazakhstan	Friday, March 08, 2019
Ivory Coast	Wednesday, May 01, 2019	Kazakhstan	Thursday, March 21, 2019
Ivory Coast	Thursday, May 30, 2019	Kazakhstan	Friday, March 22, 2019
Ivory Coast	Sunday, June 02, 2019	Kazakhstan	Monday, March 25, 2019
Ivory Coast	Wednesday, June 05, 2019	Kazakhstan	Wednesday, May 01, 2019
Ivory Coast	Monday, June 10, 2019	Kazakhstan	Tuesday, May 07, 2019
Ivory Coast	Wednesday, August 07, 2019	Kazakhstan	Thursday, May 09, 2019
Ivory Coast	Monday, August 12, 2019	Kazakhstan	Monday, July 08, 2019
Ivory Coast	Thursday, August 15, 2019	Kazakhstan	Friday, August 30, 2019
Ivory Coast	Friday, November 01, 2019	Kazakhstan	Monday, December 02, 2019
42

Ivory Coast	Sunday, November 10, 2019	Kazakhstan	Monday, December 16, 2019
Ivory Coast	Friday, November 15, 2019	Kazakhstan	Tuesday, December 17, 2019
Ivory Coast	Wednesday, December 25, 2019	Kenya	Tuesday, January 01, 2019
Japan	Tuesday, January 01, 2019	Kenya	Friday, April 19, 2019
Japan	Wednesday, January 02, 2019	Kenya	Monday, April 22, 2019
Japan	Thursday, January 03, 2019	Kenya	Wednesday, May 01, 2019
Japan	Monday, January 14, 2019	Kenya	Wednesday, June 05, 2019
Japan	Monday, February 11, 2019	Kenya	Monday, August 12, 2019
Japan	Thursday, March 21, 2019	Kenya	Monday, October 21, 2019
Japan	Monday, April 29, 2019	Kenya	Monday, December 02, 2019
Japan	Friday, May 03, 2019	Kenya	Thursday, December 12, 2019
Japan	Monday, May 06, 2019	Kenya	Wednesday, December 25, 2019
Japan	Monday, July 15, 2019	Kuwait	Tuesday, January 01, 2019
Japan	Monday, August 12, 2019	Kuwait	Monday, February 25, 2019
Japan	Monday, September 16, 2019	Kuwait	Tuesday, February 26, 2019
Kuwait	Thursday, April 04, 2019	Malaysia	Friday, February 01, 2019
Kuwait	Wednesday, June 05, 2019	Malaysia	Tuesday, February 05, 2019
Kuwait	Thursday, June 06, 2019	Malaysia	Wednesday, February 06, 2019
Kuwait	Sunday, August 11, 2019	Malaysia	Wednesday, May 01, 2019
Kuwait	Monday, August 12, 2019	Malaysia	Monday, May 20, 2019
Kuwait	Tuesday, August 13, 2019	Malaysia	Wednesday, May 22, 2019
Kuwait	Sunday, September 01, 2019	Malaysia	Wednesday, June 05, 2019
Kuwait	Sunday, November 10, 2019	Malaysia	Thursday, June 06, 2019
Latvia	Tuesday, January 01, 2019	Malaysia	Monday, August 12, 2019
Latvia	Friday, April 19, 2019	Malaysia	Monday, September 09, 2019
Latvia	Monday, April 22, 2019	Malaysia	Monday, September 16, 2019
Latvia	Wednesday, May 01, 2019	Malaysia	Monday, October 28, 2019
Latvia	Monday, May 06, 2019	Malaysia	Wednesday, December 25, 2019
Latvia	Thursday, May 30, 2019	Mauritius	Tuesday, January 01, 2019
Latvia	Monday, June 24, 2019	Mauritius	Wednesday, January 02, 2019
Latvia	Monday, November 18, 2019	Mauritius	Monday, January 21, 2019
Latvia	Tuesday, December 24, 2019	Mauritius	Friday, February 01, 2019
Latvia	Wednesday, December 25, 2019	Mauritius	Tuesday, February 05, 2019
Latvia	Thursday, December 26, 2019	Mauritius	Monday, March 04, 2019
Latvia	Tuesday, December 31, 2019	Mauritius	Tuesday, March 12, 2019
Lithuania	Tuesday, January 01, 2019	Mauritius	Wednesday, May 01, 2019
Lithuania	Saturday, February 16, 2019	Mauritius	Wednesday, June 05, 2019
Lithuania	Monday, March 11, 2019	Mauritius	Tuesday, September 03, 2019
Lithuania	Friday, April 19, 2019	Mauritius	Friday, November 01, 2019
Lithuania	Monday, April 22, 2019	Mauritius	Wednesday, December 25, 2019
Lithuania	Wednesday, May 01, 2019	Mexico	Tuesday, January 01, 2019
Lithuania	Thursday, May 30, 2019	Mexico	Monday, February 04, 2019
Lithuania	Monday, June 24, 2019	Mexico	Monday, March 18, 2019
Lithuania	Saturday, July 06, 2019	Mexico	Thursday, April 18, 2019
Lithuania	Friday, November 01, 2019	Mexico	Friday, April 19, 2019
Lithuania	Tuesday, December 24, 2019	Mexico	Wednesday, May 01, 2019
43

Lithuania	Wednesday, December 25, 2019	Mexico	Monday, September 16, 2019
Lithuania	Tuesday, December 31, 2019	Mexico	Monday, November 18, 2019
Luxembourg	Tuesday, January 01, 2019	Mexico	Thursday, December 12, 2019
Luxembourg	Friday, April 19, 2019	Mexico	Wednesday, December 25, 2019
Luxembourg	Monday, April 22, 2019	Morocco	Tuesday, January 01, 2019
Luxembourg	Wednesday, May 01, 2019	Morocco	Friday, January 11, 2019
Luxembourg	Tuesday, December 24, 2019	Morocco	Tuesday, June 04, 2019
Luxembourg	Wednesday, December 25, 2019	Morocco	Monday, August 12, 2019
Luxembourg	Thursday, December 26, 2019	Morocco	Tuesday, August 13, 2019
Luxembourg	Tuesday, December 31, 2019	Morocco	Wednesday, August 14, 2019
Malaysia	Tuesday, January 01, 2019	Morocco	Tuesday, August 20, 2019
Malaysia	Monday, January 21, 2019	Morocco	Wednesday, August 21, 2019
Morocco	Monday, September 02, 2019	New Zealand	Monday, October 28, 2019
Morocco	Wednesday, November 06, 2019	New Zealand	Wednesday, December 25, 2019
Morocco	Monday, November 11, 2019	New Zealand	Thursday, December 26, 2019
Morocco	Tuesday, November 12, 2019	Nigeria	Tuesday, January 01, 2019
Mozambique	Tuesday, January 01, 2019	Nigeria	Friday, April 19, 2019
Mozambique	Monday, February 04, 2019	Nigeria	Monday, April 22, 2019
Mozambique	Monday, April 08, 2019	Nigeria	Wednesday, May 01, 2019
Mozambique	Wednesday, May 01, 2019	Nigeria	Wednesday, May 29, 2019
Mozambique	Tuesday, June 25, 2019	Nigeria	Tuesday, June 04, 2019
Mozambique	Wednesday, September 25, 2019	Nigeria	Wednesday, June 05, 2019
Mozambique	Friday, October 04, 2019	Nigeria	Monday, August 12, 2019
Mozambique	Wednesday, December 25, 2019	Nigeria	Tuesday, October 01, 2019
Namibia	Tuesday, January 01, 2019	Nigeria	Saturday, November 09, 2019
Namibia	Thursday, March 21, 2019	Nigeria	Wednesday, December 25, 2019
Namibia	Friday, April 19, 2019	Nigeria	Thursday, December 26, 2019
Namibia	Monday, April 22, 2019	Norway	Tuesday, January 01, 2019
Namibia	Wednesday, May 01, 2019	Norway	Wednesday, April 17, 2019
Namibia	Thursday, May 30, 2019	Norway	Thursday, April 18, 2019
Namibia	Monday, June 17, 2019	Norway	Friday, April 19, 2019
Namibia	Friday, August 09, 2019	Norway	Monday, April 22, 2019
Namibia	Monday, August 26, 2019	Norway	Wednesday, May 01, 2019
Namibia	Tuesday, September 24, 2019	Norway	Friday, May 17, 2019
Namibia	Tuesday, December 10, 2019	Norway	Thursday, May 30, 2019
Namibia	Monday, December 16, 2019	Norway	Monday, June 10, 2019
Namibia	Wednesday, December 25, 2019	Norway	Tuesday, December 24, 2019
Namibia	Thursday, December 26, 2019	Norway	Wednesday, December 25, 2019
Netherlands	Tuesday, January 01, 2019	Norway	Thursday, December 26, 2019
Netherlands	Friday, April 19, 2019	Norway	Tuesday, December 31, 2019
Netherlands	Monday, April 22, 2019	Oman	Wednesday, April 03, 2019
Netherlands	Wednesday, May 01, 2019	Oman	Wednesday, June 05, 2019
Netherlands	Thursday, May 30, 2019	Oman	Thursday, June 06, 2019
Netherlands	Monday, June 10, 2019	Oman	Tuesday, July 23, 2019
Netherlands	Wednesday, December 25, 2019	Oman	Sunday, August 11, 2019
Netherlands	Thursday, December 26, 2019	Oman	Monday, August 12, 2019
44

New Zealand	Tuesday, January 01, 2019	Oman	Tuesday, August 13, 2019
New Zealand	Wednesday, January 02, 2019	Oman	Wednesday, August 14, 2019
New Zealand	Monday, January 21, 2019	Oman	Thursday, August 15, 2019
New Zealand	Monday, January 28, 2019	Oman	Sunday, September 01, 2019
New Zealand	Wednesday, February 06, 2019	Oman	Sunday, November 10, 2019
New Zealand	Friday, April 19, 2019	Oman	Monday, November 18, 2019
New Zealand	Monday, April 22, 2019	Oman	Tuesday, November 19, 2019
New Zealand	Thursday, April 25, 2019	Pakistan	Tuesday, January 01, 2019
New Zealand	Monday, June 03, 2019	Pakistan	Tuesday, February 05, 2019
Pakistan	Wednesday, May 01, 2019	Poland	Monday, November 11, 2019
Pakistan	Monday, May 06, 2019	Poland	Tuesday, December 24, 2019
Pakistan	Wednesday, June 05, 2019	Poland	Wednesday, December 25, 2019
Pakistan	Thursday, June 06, 2019	Poland	Thursday, December 26, 2019
Pakistan	Monday, July 01, 2019	Poland	Tuesday, December 31, 2019
Pakistan	Sunday, August 11, 2019	Portugal	Tuesday, January 01, 2019
Pakistan	Monday, August 12, 2019	Portugal	Friday, April 19, 2019
Pakistan	Wednesday, August 14, 2019	Portugal	Monday, April 22, 2019
Pakistan	Tuesday, September 10, 2019	Portugal	Thursday, April 25, 2019
Pakistan	Wednesday, September 11, 2019	Portugal	Wednesday, May 01, 2019
Pakistan	Saturday, November 09, 2019	Portugal	Monday, June 10, 2019
Peru	Tuesday, January 01, 2019	Portugal	Thursday, June 13, 2019
Peru	Thursday, April 18, 2019	Portugal	Thursday, June 20, 2019
Peru	Friday, April 19, 2019	Portugal	Thursday, August 15, 2019
Peru	Wednesday, May 01, 2019	Portugal	Friday, November 01, 2019
Peru	Monday, July 29, 2019	Portugal	Wednesday, December 25, 2019
Peru	Friday, August 30, 2019	Portugal	Thursday, December 26, 2019
Peru	Tuesday, October 08, 2019	Qatar	Tuesday, January 01, 2019
Peru	Friday, November 01, 2019	Qatar	Tuesday, February 12, 2019
Peru	Wednesday, December 25, 2019	Qatar	Sunday, March 03, 2019
Philippines	Tuesday, January 01, 2019	Qatar	Tuesday, June 04, 2019
Philippines	Tuesday, February 05, 2019	Qatar	Wednesday, June 05, 2019
Philippines	Monday, February 25, 2019	Qatar	Thursday, June 06, 2019
Philippines	Tuesday, April 09, 2019	Qatar	Sunday, August 11, 2019
Philippines	Thursday, April 18, 2019	Qatar	Monday, August 12, 2019
Philippines	Friday, April 19, 2019	Qatar	Tuesday, August 13, 2019
Philippines	Wednesday, May 01, 2019	Qatar	Wednesday, December 18, 2019
Philippines	Wednesday, June 12, 2019	Romania	Tuesday, January 01, 2019
Philippines	Wednesday, August 21, 2019	Romania	Wednesday, January 02, 2019
Philippines	Monday, August 26, 2019	Romania	Thursday, January 24, 2019
Philippines	Friday, November 01, 2019	Romania	Monday, April 29, 2019
Philippines	Tuesday, December 24, 2019	Romania	Wednesday, May 01, 2019
Philippines	Wednesday, December 25, 2019	Romania	Monday, June 17, 2019
Philippines	Monday, December 30, 2019	Romania	Thursday, August 15, 2019
Philippines	Tuesday, December 31, 2019	Romania	Wednesday, December 25, 2019
Poland	Tuesday, January 01, 2019	Romania	Thursday, December 26, 2019
Poland	Friday, April 19, 2019	Russia	Tuesday, January 01, 2019
45

Poland	Monday, April 22, 2019	Russia	Wednesday, January 02, 2019
Poland	Wednesday, May 01, 2019	Russia	Thursday, January 03, 2019
Poland	Friday, May 03, 2019	Russia	Friday, January 04, 2019
Poland	Thursday, June 20, 2019	Russia	Monday, January 07, 2019
Poland	Thursday, August 15, 2019	Russia	Tuesday, January 08, 2019
Poland	Friday, November 01, 2019	Russia	Friday, March 08, 2019
Russia	Wednesday, May 01, 2019	Singapore	Wednesday, May 01, 2019
Russia	Thursday, May 02, 2019	Singapore	Wednesday, June 05, 2019
Russia	Friday, May 03, 2019	Singapore	Friday, August 09, 2019
Russia	Thursday, May 09, 2019	Singapore	Wednesday, December 25, 2019
Russia	Friday, May 10, 2019	Slovakia	Tuesday, January 01, 2019
Russia	Wednesday, June 12, 2019	Slovakia	Friday, April 19, 2019
Russia	Monday, November 04, 2019	Slovakia	Monday, April 22, 2019
Rwanda	Tuesday, January 01, 2019	Slovakia	Wednesday, May 01, 2019
Rwanda	Wednesday, January 02, 2019	Slovakia	Wednesday, May 08, 2019
Rwanda	Friday, February 01, 2019	Slovakia	Friday, July 05, 2019
Rwanda	Monday, April 08, 2019	Slovakia	Thursday, August 29, 2019
Rwanda	Friday, April 19, 2019	Slovakia	Friday, November 01, 2019
Rwanda	Monday, April 22, 2019	Slovakia	Tuesday, December 24, 2019
Rwanda	Wednesday, May 01, 2019	Slovakia	Wednesday, December 25, 2019
Rwanda	Monday, July 01, 2019	Slovakia	Thursday, December 26, 2019
Rwanda	Thursday, July 04, 2019	Slovenia	Tuesday, January 01, 2019
Rwanda	Thursday, July 25, 2019	Slovenia	Wednesday, January 02, 2019
Rwanda	Friday, August 02, 2019	Slovenia	Friday, February 08, 2019
Rwanda	Thursday, August 15, 2019	Slovenia	Friday, April 19, 2019
Rwanda	Thursday, December 26, 2019	Slovenia	Monday, April 22, 2019
Saudi Arabia	Wednesday, June 05, 2019	Slovenia	Wednesday, May 01, 2019
Saudi Arabia	Thursday, June 06, 2019	Slovenia	Thursday, May 02, 2019
Saudi Arabia	Sunday, June 09, 2019	Slovenia	Tuesday, June 25, 2019
Saudi Arabia	Monday, June 10, 2019	Slovenia	Thursday, August 15, 2019
Saudi Arabia	Sunday, August 11, 2019	Slovenia	Thursday, October 31, 2019
Saudi Arabia	Monday, August 12, 2019	Slovenia	Friday, November 01, 2019
Saudi Arabia	Tuesday, August 13, 2019	Slovenia	Tuesday, December 24, 2019
Saudi Arabia	Wednesday, August 14, 2019	Slovenia	Wednesday, December 25, 2019
Saudi Arabia	Monday, September 23, 2019	Slovenia	Thursday, December 26, 2019
Serbia	Tuesday, January 01, 2019	Slovenia	Tuesday, December 31, 2019
Serbia	Wednesday, January 02, 2019	South Africa	Tuesday, January 01, 2019
Serbia	Monday, January 07, 2019	South Africa	Thursday, March 21, 2019
Serbia	Friday, February 15, 2019	South Africa	Friday, April 19, 2019
Serbia	Saturday, February 16, 2019	South Africa	Monday, April 22, 2019
Serbia	Friday, April 26, 2019	South Africa	Wednesday, May 01, 2019
Serbia	Monday, April 29, 2019	South Africa	Monday, June 17, 2019
Serbia	Wednesday, May 01, 2019	South Africa	Friday, August 09, 2019
Serbia	Thursday, May 02, 2019	South Africa	Tuesday, September 24, 2019
Serbia	Monday, November 11, 2019	South Africa	Monday, December 16, 2019
Singapore	Tuesday, January 01, 2019	South Africa	Wednesday, December 25, 2019
46

Singapore	Tuesday, February 05, 2019	South Africa	Thursday, December 26, 2019
Singapore	Wednesday, February 06, 2019	South Korea	Tuesday, January 01, 2019
Singapore	Friday, April 19, 2019	South Korea	Monday, February 04, 2019
South Korea	Tuesday, February 05, 2019	Swaziland	Thursday, April 25, 2019
South Korea	Wednesday, February 06, 2019	Swaziland	Wednesday, May 01, 2019
South Korea	Friday, March 01, 2019	Swaziland	Thursday, May 30, 2019
South Korea	Wednesday, May 01, 2019	Swaziland	Monday, July 22, 2019
South Korea	Monday, May 06, 2019	Swaziland	Monday, September 02, 2019
South Korea	Thursday, June 06, 2019	Swaziland	Friday, September 06, 2019
South Korea	Thursday, August 15, 2019	Swaziland	Wednesday, December 25, 2019
South Korea	Thursday, September 12, 2019	Swaziland	Thursday, December 26, 2019
South Korea	Friday, September 13, 2019	Swaziland	Saturday, December 28, 2019
South Korea	Thursday, October 03, 2019	Sweden	Tuesday, January 01, 2019
South Korea	Wednesday, October 09, 2019	Sweden	Thursday, April 18, 2019
South Korea	Wednesday, December 25, 2019	Sweden	Friday, April 19, 2019
South Korea	Tuesday, December 31, 2019	Sweden	Monday, April 22, 2019
Spain	Tuesday, January 01, 2019	Sweden	Tuesday, April 30, 2019
Spain	Friday, April 19, 2019	Sweden	Wednesday, May 01, 2019
Spain	Monday, April 22, 2019	Sweden	Wednesday, May 29, 2019
Spain	Wednesday, May 01, 2019	Sweden	Thursday, May 30, 2019
Spain	Tuesday, December 24, 2019	Sweden	Thursday, June 06, 2019
Spain	Wednesday, December 25, 2019	Sweden	Friday, June 21, 2019
Spain	Thursday, December 26, 2019	Sweden	Sunday, December 01, 2019
Spain	Tuesday, December 31, 2019	Sweden	Tuesday, December 24, 2019
Sri Lanka	Tuesday, January 15, 2019	Sweden	Wednesday, December 25, 2019
Sri Lanka	Monday, February 04, 2019	Sweden	Thursday, December 26, 2019
Sri Lanka	Tuesday, February 19, 2019	Sweden	Tuesday, December 31, 2019
Sri Lanka	Monday, March 04, 2019	Switzerland	Tuesday, January 01, 2019
Sri Lanka	Wednesday, March 20, 2019	Switzerland	Wednesday, January 02, 2019
Sri Lanka	Friday, April 12, 2019	Switzerland	Friday, April 19, 2019
Sri Lanka	Monday, April 15, 2019	Switzerland	Monday, April 22, 2019
Sri Lanka	Friday, April 19, 2019	Switzerland	Wednesday, May 01, 2019
Sri Lanka	Wednesday, May 01, 2019	Switzerland	Thursday, May 30, 2019
Sri Lanka	Monday, May 20, 2019	Switzerland	Monday, June 10, 2019
Sri Lanka	Wednesday, June 05, 2019	Switzerland	Thursday, August 01, 2019
Sri Lanka	Tuesday, July 16, 2019	Switzerland	Wednesday, December 25, 2019
Sri Lanka	Monday, August 12, 2019	Switzerland	Thursday, December 26, 2019
Sri Lanka	Wednesday, August 14, 2019	Taiwan	Monday, February 04, 2019
Sri Lanka	Friday, September 13, 2019	Taiwan	Tuesday, February 05, 2019
Sri Lanka	Monday, November 11, 2019	Taiwan	Wednesday, February 06, 2019
Sri Lanka	Tuesday, November 12, 2019	Taiwan	Thursday, February 07, 2019
Sri Lanka	Wednesday, December 11, 2019	Taiwan	Friday, February 08, 2019
Sri Lanka	Wednesday, December 25, 2019	Taiwan	Thursday, February 28, 2019
Swaziland	Tuesday, January 01, 2019	Taiwan	Friday, March 01, 2019
Swaziland	Friday, April 19, 2019	Taiwan	Thursday, April 04, 2019
Swaziland	Monday, April 22, 2019	Taiwan	Friday, April 05, 2019
47

Taiwan	Wednesday, May 01, 2019	Tunisia	Sunday, September 01, 2019
Taiwan	Friday, June 07, 2019	Tunisia	Tuesday, October 15, 2019
Taiwan	Friday, September 13, 2019	Tunisia	Saturday, November 09, 2019
Taiwan	Thursday, October 10, 2019	Turkey	Tuesday, January 01, 2019
Taiwan	Friday, October 11, 2019	Turkey	Tuesday, April 23, 2019
Tanzania	Tuesday, January 01, 2019	Turkey	Wednesday, May 01, 2019
Tanzania	Friday, April 19, 2019	Turkey	Wednesday, June 05, 2019
Tanzania	Monday, April 22, 2019	Turkey	Thursday, June 06, 2019
Tanzania	Friday, April 26, 2019	Turkey	Friday, June 07, 2019
Tanzania	Wednesday, May 01, 2019	Turkey	Monday, July 15, 2019
Tanzania	Wednesday, June 05, 2019	Turkey	Monday, August 12, 2019
Tanzania	Thursday, August 08, 2019	Turkey	Tuesday, August 13, 2019
Tanzania	Monday, August 12, 2019	Turkey	Wednesday, August 14, 2019
Tanzania	Monday, October 14, 2019	Turkey	Thursday, August 15, 2019
Tanzania	Monday, December 09, 2019	Turkey	Friday, August 30, 2019
Tanzania	Wednesday, December 25, 2019	Turkey	Tuesday, October 29, 2019
Tanzania	Thursday, December 26, 2019	Uganda	Tuesday, January 01, 2019
Thailand	Tuesday, January 01, 2019	Uganda	Saturday, January 26, 2019
Thailand	Tuesday, February 19, 2019	Uganda	Friday, March 08, 2019
Thailand	Monday, April 08, 2019	Uganda	Tuesday, March 19, 2019
Thailand	Monday, April 15, 2019	Uganda	Monday, April 22, 2019
Thailand	Tuesday, April 16, 2019	Uganda	Wednesday, May 01, 2019
Thailand	Wednesday, May 01, 2019	Uganda	Monday, June 03, 2019
Thailand	Monday, May 20, 2019	Uganda	Sunday, June 09, 2019
Thailand	Tuesday, July 16, 2019	Uganda	Wednesday, June 26, 2019
Thailand	Monday, July 29, 2019	Uganda	Sunday, September 01, 2019
Thailand	Monday, August 12, 2019	Uganda	Wednesday, October 09, 2019
Thailand	Monday, October 14, 2019	Uganda	Wednesday, December 25, 2019
Thailand	Wednesday, October 23, 2019	Uganda	Thursday, December 26, 2019
Thailand	Thursday, December 05, 2019	Ukraine	Tuesday, January 01, 2019
Thailand	Tuesday, December 10, 2019	Ukraine	Monday, January 07, 2019
Thailand	Tuesday, December 31, 2019	Ukraine	Friday, March 08, 2019
Tunisia	Tuesday, January 01, 2019	Ukraine	Monday, April 29, 2019
Tunisia	Monday, January 14, 2019	Ukraine	Wednesday, May 01, 2019
Tunisia	Wednesday, March 20, 2019	Ukraine	Thursday, May 09, 2019
Tunisia	Tuesday, April 09, 2019	Ukraine	Monday, June 17, 2019
Tunisia	Wednesday, May 01, 2019	Ukraine	Friday, June 28, 2019
Tunisia	Tuesday, June 04, 2019	Ukraine	Saturday, August 24, 2019
Tunisia	Wednesday, June 05, 2019	Ukraine	Tuesday, October 15, 2019
Tunisia	Thursday, June 06, 2019	Ukraine	Wednesday, December 25, 2019
Tunisia	Thursday, July 25, 2019	United Arab Emirates	Tuesday, January 01, 2019
Tunisia	Friday, August 09, 2019	United Arab Emirates	Tuesday, April 02, 2019
Tunisia	Tuesday, August 13, 2019	United Arab Emirates	Wednesday, June 05, 2019
United Arab Emirates	Thursday, June 06, 2019	Vietnam	Monday, February 04, 2019
United Arab Emirates	Sunday, August 11, 2019	Vietnam	Tuesday, February 05, 2019
United Arab Emirates	Monday, August 12, 2019	Vietnam	Wednesday, February 06, 2019
48

United Arab Emirates	Tuesday, August 13, 2019	Vietnam	Thursday, February 07, 2019
United Arab Emirates	Wednesday, August 14, 2019	Vietnam	Friday, February 08, 2019
United Arab Emirates	Sunday, September 01, 2019	Vietnam	Monday, April 15, 2019
United Arab Emirates	Sunday, November 10, 2019	Vietnam	Monday, April 29, 2019
United Arab Emirates	Monday, December 02, 2019	Vietnam	Tuesday, April 30, 2019
United Arab Emirates	Tuesday, December 03, 2019	Vietnam	Wednesday, May 01, 2019
United Kingdom	Tuesday, January 01, 2019	Vietnam	Monday, September 02, 2019
United Kingdom	Friday, April 19, 2019	Vietnam	Tuesday, December 31, 2019
United Kingdom	Monday, April 22, 2019	Zambia	Tuesday, January 01, 2019
United Kingdom	Monday, May 06, 2019	Zambia	Friday, March 08, 2019
United Kingdom	Monday, May 27, 2019	Zambia	Tuesday, March 12, 2019
United Kingdom	Monday, August 26, 2019	Zambia	Friday, April 19, 2019
United Kingdom	Tuesday, December 24, 2019	Zambia	Monday, April 22, 2019
United Kingdom	Wednesday, December 25, 2019	Zambia	Wednesday, May 01, 2019
United Kingdom	Thursday, December 26, 2019	Zambia	Saturday, May 25, 2019
United Kingdom	Tuesday, December 31, 2019	Zambia	Monday, July 01, 2019
Uruguay	Tuesday, January 01, 2019	Zambia	Tuesday, July 02, 2019
Uruguay	Monday, March 04, 2019	Zambia	Monday, August 05, 2019
Uruguay	Tuesday, March 05, 2019	Zambia	Friday, October 18, 2019
Uruguay	Thursday, April 18, 2019	Zambia	Thursday, October 24, 2019
Uruguay	Friday, April 19, 2019	Zambia	Wednesday, December 25, 2019
Uruguay	Monday, April 22, 2019	Zimbabwe	Tuesday, January 01, 2019
Uruguay	Wednesday, May 01, 2019	Zimbabwe	Thursday, February 21, 2019
Uruguay	Wednesday, June 19, 2019	Zimbabwe	Thursday, April 18, 2019
Uruguay	Thursday, July 18, 2019	Zimbabwe	Friday, April 19, 2019
Uruguay	Wednesday, December 25, 2019	Zimbabwe	Monday, April 22, 2019
Vietnam	Tuesday, January 01, 2019	Zimbabwe	Wednesday, May 01, 2019
		Zimbabwe	Saturday, May 25, 2019
		Zimbabwe	Monday, August 12, 2019
		Zimbabwe	Tuesday, August 13, 2019
		Zimbabwe	Sunday, December 22, 2019
		Zimbabwe	Wednesday, December 25, 2019
		Zimbabwe	Thursday, December 26, 2019

Cash Redemption Method

When cash redemptions of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind redemptions. In the case of a cash redemption, the investor will receive the cash equivalent of the Redemption Basket minus any Transaction Fees, as described above.

Tax Status

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax advisor regarding their investment in a Fund.

Each Fund has qualified and intends to continue to qualify and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Tax Code"), and intends to continue to so qualify,

49

which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, a Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of a Fund will be computed in accordance with Section 852 of the Tax Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of a Fund. Capital losses incurred after January 31, 2011 may now be carried forward indefinitely and retain the character of the original loss. Under pre-enacted laws, capital losses could be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. Capital loss carry forwards are available to offset future realized capital gains. To the extent that these carry forwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

As of May 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Fund	Income	Capital Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
Hedged Growth ETF	$382,624	$—	$—	$—	$—	$(2,992,316)	$(2,609,692)
Smart Growth ETF	—	—	—	—	—	(2,106,726)	(2,106,726)
Tactical Growth ETF	—	—	(1,048,018)	—	(2,378,641)	852,613	(2,574,046)
Tactical Income ETF	—	—	(3,692,724)	—	(3,219,895)	2,471,279	(4,441,340)

Each Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Tax Code and therefore should not be required to pay any federal income or excise taxes. Distributions from net investment income, if any, are declared and paid quarterly by the Hedged Growth ETF, Smart Growth ETF and Tactical Growth ETF and monthly by Tactical Income ETF. The Funds distribute their net realized capital gains, if any, to shareholders annually no later than December 31 of each year. Both types of distributions will be in shares of a Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Tax Code, a Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of a Fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of a Fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers that a Fund controls and that are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from a Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of a Fund.

Each Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Tax Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund's ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to a Fund during the preceding calendar year. Under ordinary circumstances, each Fund expects to time its distributions so as to avoid liability for this tax.

50

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Tax Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain ("capital gain dividends") generally are taxable to shareholders as long-term capital gain; regardless of the length of time the shares of the Trust have been held by such shareholders.

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in a Fund.

Redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder's tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Tax Code, a Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Tax Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if a Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for a Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of a Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as

51

gain from the sale or exchange of a capital asset. If a Fund's book income is less than taxable income, a Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by a Fund in certain passive foreign investment companies ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to treat a PFIC as a qualified electing fund ("QEF"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company.

A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of a Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for a Fund to avoid taxation. Making either of these elections, therefore, may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund's total return.

Foreign Currency Transactions

A Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to "pass through" to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by a Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income will flow through to shareholders of the Fund. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by a Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income, which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though

52

payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Funds may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Funds will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Funds may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest a Fund actually received. Such distributions may be made from the cash assets of a Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year, the Funds issue to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115, serves as the Funds’ independent registered public accounting firm for the current fiscal year. The firm provides services including (i) auditing of annual financial statements, and (ii) assisting and consulting in connection with SEC filings.

Legal Counsel

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215, serves as the Trust's legal counsel.

Financial Statements

The audited financial statements and report of the independent registered public accounting firm required to be included in this SAI are hereby incorporated by reference to the Annual Reports for the Funds for the fiscal year ended May 31, 2019. You can obtain copies of the Annual Reports without charge by calling the Funds at 888-562-8880.

53

Adviser Proxy Voting Policies and Procedures

FORMULAFOLIO INVESTMENTS, LLC PROXY VOTING POLICY

PROXY VOTING PROCEDURES

A.	Responsibility of FormulaFolio Investments (“FFI”) to Vote Proxies – FFI’s Proxy Voting Policies and Principles

FFI serves as investment advisor to the FormulaFolios US Equity Fund and the FormulaFolios US Equity Portfolio under the Northern Lights Fund Trust II. FFI’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of FFI’s organization, including portfolio management, legal counsel, and FFI’s officers. The Board of Managers of FFI will approve the proxy voting policies and procedures annually.

B.	How FFI Votes Proxies - Fiduciary Considerations

FFI does not consider recommendations from any other third party to be determinative of FFI’s ultimate decision. As a matter of policy, the officers, directors and employees of FFI will not be influenced by outside sources whose interests conflict with the interests of FFI’s Clients.

C.	Conflicts of Interest

All conflicts of interest will be resolved in the interests of FFI’s Clients. In situations where FFI perceives a material conflict of interest, FFI will disclose the conflict to the relevant FFI’s Clients. In these cases, FFI will defer to the voting recommendation of an independent third party provider of proxy services, send the proxy directly to the relevant FFI’s Clients for a voting decision, or take such other action in good faith (in consultation with counsel) which would protect the interests of FFI’s Clients.

D.	Weight Given Management Recommendations

One of the primary factors FFI considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor which FFI considers in determining how proxies should be voted. However, FFI does not consider recommendations from management to be determinative of FFI’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and FFI will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

E.	General Proxy Voting Guidelines

FFI has adopted general guidelines for voting proxies as summarized below. Although these guidelines are to be followed as a general policy, in all cases each proxy will be considered based on the relevant facts and circumstances. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can FFI anticipate all future situations. Corporate governance issues are diverse and continually evolving and FFI devotes significant time and resources to monitor these changes.

A-1

The following guidelines reflect what FFI believes to be good corporate governance and behavior:

1.	Board of Managers. The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. FFI supports an independent board of managers, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. FFI will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of managers. While generally in favor of separating Chairman and CEO positions, FFI will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance.

2.	Ratification of Auditors. In light of several high profile accounting scandals, FFI will closely scrutinize the role and performance of auditors. On a case-by-case basis, FFI will examine proposals relating to non-audit relationships and non-audit fees. FFI will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

3.	Management & Director Compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. FFI evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. FFI will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans, and will continue to closely monitor any future developments in this area.

4.	Anti-Takeover Mechanisms and Related Issues. FFI generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, FFI conducts an independent review of each anti-takeover proposal.

5.	Changes to Capital Structure. FFI realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. FFI will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. FFI will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. FFI will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. FFI will review proposals seeking preemptive rights on a case- by-case basis.

6.	Mergers and Corporate Restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. FFI will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

7.	Social and Corporate Policy Issues. As a fiduciary, FFI is primarily concerned about the financial interests of its FFI’s Clients. FFI will generally give management discretion with regard to social, environmental and ethical issues although FFI may vote in favor of those issues that are believed to have significant economic benefits or implications.

A-2

F.	Proxy Procedures

FFI is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, FFI understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, FFI will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which FFI cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, FFI may refrain from processing that vote. Additionally, FFI may not be given enough time to process the vote. For example, FFI may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if FFI has outstanding sell orders, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. Although FFI may hold shares on a company’s record date, should it sell them prior to the company’s meeting date, FFI ultimately may decide not to vote those shares.

The following describes the standard procedures that are to be followed with respect to carrying out FFI’s proxy policy:

1.	FFI will identify all clients, maintain a list of those clients, and indicate those clients who have delegated proxy voting authority to FFI. FFI will periodically review and update this list.
2.	In determining how to vote, the relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, and any readily available information and research about the company.
3.	FFI is responsible for maintaining the documentation that supports Company’s voting position. Such documentation will include, but is not limited to, any information provided by proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken, why that position is in the best interest of its clients (including separate accounts such as ERISA accounts as well as mutual funds), an indication of whether it supported or did not support management and any other relevant information. Additionally, FFI may include documentation obtained from the research analyst, portfolio manager and/or legal counsel.
4.	FFI will prepare reports for each client that has requested a record of votes cast. The report will specify the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. FFI will send one copy to the client, will retain a copy in the client’s file and will forward a copy to the appropriate portfolio manager.
5.	FFI will ensure that all required disclosure about proxy voting of the investment FFI’s clients is made in such clients’ disclosure documents.
6.	Periodically, FFI will verify that:
▪	All annual proxies for the securities held by Company Clients have been received;
▪	Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;
▪	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and timely filings were made with the SEC related to proxy voting.
A-3

G.	Proxies for Other Investment Companies

FFI serves as investment adviser to open-end investment companies established as exchange traded funds (“ETFs”) under the Northern Lights Fund Trust IV (“ETF Client”). The ETF Client may make investments in other investment companies that are not affiliated (“Underlying Funds”). The ETF Client is required by the 1940 Act to handle proxies received from Underlying Funds in a certain manner. Subject to participation agreements with certain Underlying ETF issuers that have received exemptive orders from the SEC allowing investing funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the 1940 Act, FFI will mirror vote proxies when required to do so by participation agreements and SEC orders. Specifically, when the ETF clients, FFI, any person controlling, controlled by, or under common control with FFI, and any 3(c)(1) or 3(c)(7)fund managed by FFI (the “Advisory Group”) hold, in the aggregate, 25% or more of the shares of the Underlying Fund, such shares will be voted in the same proportion as the vote of all other holders of shares of the Fund. After properly voted, the proxy materials are placed in a file maintained by the Chief Compliance Officer for future reference.

If an ETF Client invests in Underlying Funds that do not have an exemptive order allowing investing funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the 1940 Act, FFI will mirror vote proxies received from the Underlying Fund in order to rely of Section 12(d)(1)(F).

H.	Recordkeeping

FFI is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information.

The Chief Compliance Officer and the Institutional Projects Manager are responsible for ensuring that all proxies received by FFI are voted in a timely manner and in a manner consistent with the established FFI’s policies. Although the majority of proxy proposals can be handled in accordance with FFI’s established proxy policies, FFI recognizes that some proposals require special consideration that may dictate that exceptions are made to its general procedures.

A-4